                                                                   EXHIBIT 10.16

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
            INTERNATIONAL CORPORATION
            AN EMPLOYEE-OWNED COMPANY              PAGE 1 OF 48, REV. A (SA-002)
                                                                (APRIL 30, 2004)

                             Purchase/Contract Type:  Cost Plus Fixed Fee (CPFF)

                             Security Classification: unclassified
                             Prime Contract Number:   DAAE07-03-9-F001
                             Vendor Number:           607303
                             Account Number:          N/A
                             DPAS Priority Rating:    DO
                             Cost Charge No.:         See Section B.2
                             Terms Of Payment:        Net 30 Days

IROBOT CORPORATION ("IROBOT")
63 SOUTH AVENUE
BURLINGTON, MA 01803-4903

This Cost Plus Fixed Fee (CPFF) contract is hereby placed with iRobot Corporation (hereinafter referred to as "iRobot," "Seller," "Subcontractor," "Supplier," or "Teammate") by SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, (herein referred to as "SAIC", "Buyer," or "LSI,") a Delaware Corporation with principle offices in San Diego, California, for the goods and services described herein, and is subject to the terms and conditions set forth hereunder.

This contract constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior representations and agreements.

IN WITNESS WHEREOF, the parties hereto have executed this contract effective as of the date executed by SAIC below:

IROBOT CORPORATION                        SCIENCE APPLICATIONS
                                          INTERNATIONAL CORPORATION

By: Original Signed On file               By: Original Signed On File
    -----------------------                   ---------------------------

Typed/Printed Name: Robert L. Moses       Typed Name: J. R, (Rick) Yoast

Title: Director, Acquisition and          Title: Senior Subcontracts
       Business Development                      Administrator

Date: 06 November 2003                    Date: 07 November 2003

                          END OF COVER/SIGNATURE PAGE

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company PURCHASE CONTRACT NUMBER: 4400078647

                                TABLE OF CONTENTS

SECTION A  SPECIAL AGREEMENTS AND OTHER IMPORTANT PROVISIONS AND NOTIFICATIONS

           A.1   DEFINITIONS

           A.2   ORDER OF PRECEDENCE

           A.3   CONTRACT CHANGES AND CONFORMING CONTRACT

           A.4   CONTRACT CHANGE SUMMARY LIST

           A.5   EXPORT LAWS AND REGULATIONS

           A.6   WARNING - U.S. EXPORT CONTROLS LAWS

           A.7 SELLER PERFORMING WORK AT LSI, GOVERNMENT, OR OTHER FCS CONTRACTOR'S FACILITY

           A.8   NON-FOREIGN CERTIFICATION AND REPRESENTATION

           A.9   PRE-CONTRACT COSTS

SECTION B  GOODS/SERVICES AND PRICES/COSTS

           B.1   CONTRACT TYPE

           B.2   STATEMENT OF REQUIREMENTS AND TOTAL CONTRACT VALUE

           B.3   CONTRACT LINE ITEM NUMBER (CLIN) BREAKDOWN SUMMARY

           B.4   RESERVED

           B.5   COST UNDERRUN INCENTIVE FEE TABLE

SECTION C  STATEMENT OF WORK/SPECIFICATIONS

           C.1   STATEMENT OF WORK (SOW)

           C.2   SUBCONTRACT DATA REQUIREMENTS LIST (SDRL)

           C.3   CONTRACT SECURITY CLASSIFICATION SPECIFICATION

           C.4   OVERRIDING PRINCIPLES, CHANGES AND CLARIFICATIONS TO WORK
                 SCOPE

           C.5   TASK ORDERS - (LOE)

           C.6   TASK ORDERS - (COMPLETION)

SECTION D  PACKAGING AND MARKING

           D.1   GENERAL PACKAGING AND MARKING REQUIREMENTS

           D.2   COMMERCIAL PRACTICES

           D.3   DATA, REPORTS AND CERTIFICATIONS

SECTION E  INSPECTION AND ACCEPTANCE

           E.1   INSPECTION OF RESEARCH AND DEVELOPMENT

           E.2   INSPECTION OF SUPPLIES

           E.3   INSPECTION OF SERVICES

           E.4   INSPECTION AND ACCEPTANCE AT DESTINATION

           E.5   INSPECTION AND ACCEPTANCE AT SOURCE

           E.6   MATERIAL INSPECTION AND RECEIVING REPORT

           E.7   CERTIFICATE OF CONFORMANCE

SECTION F  DELIVERIES OR PERFORMANCE

           F.1   GENERAL SHIPPING/DELIVERY REQUIREMENTS

           F.2   DELIVERY DESTINATIONS

           F.3   PERFORMANCE

                                        PURCHASE CONTRACT NUMBER:   4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company        PAGE 3 OF 48, REV. B (SA-006)
                                                                (MARCH 31, 2005)

           F.4   PERIOD OF PERFORMANCE

           F.5   CONTRACT DELIVERABLES

           F.6   CONTRACT PERFORMANCE SCHEDULE

           F.7   PROGRAM SCHEDULE

           F.8   FCS PROGRAM MAJOR MILESTONE SCHEDULE

SECTION G  CONTRACT ADMINISTRATION DATA

           G.1   INVOICE AND PAYMENT

           G.2   PAYMENT OF FIXED FEE - ALL NON-TASK ORDER CLINs

           G.3   COST UNDERRUN INCENTIVE - ALL NON-TASK ORDER CLINs

           G.4   PAYMENT OF FIXED FEE - CPFF (LOE) TASK ORDER CLINs

           G.5   PAYMENT OF FIXED FEE - CPFF (COMPLETION) TASK ORDER CLINs

           G.6   PAYMENT TERMS

           G.7   STATE SALES - USE TAX

           G.8   SUBMISSION OF INVOICES

           G.9   INVOICE CONTENTS

           G.10  TECHNICAL AND ADMINISTRATIVE REPRESENTATIVES

SECTION H  SPECIAL PROVISIONS

           H.1   INCREMENTAL FUNDING

           H.2 BUYER FURNISHED EQUIPMENT, PROPERTY, INFORMATION, FACILITIES, AND SERVICES

           H.3   GOVERNMENT FURNISHED ASSETS (GFX)

           H.4   DATA OR SOFTWARE TO BE PROVIDED WITH RESTRICTIONS

           H.5   ORDERING FROM GOVERNMENT SUPPLY SOURCES (PRIME FLOWDOWN)

           H.6   KEY PERSONNEL

           H.7   RESERVED

           H.8   CERTIFICATION OF FINAL INDIRECT COSTS

           H.9   EQUITABLE ADJUSTMENT

           H.10  MODIFICATIONS

           H.11  CONTRACT CHANGE PROPOSALS

           H.12  MAKE/BUY AND DIRECTED PROCUREMENTS

           H.13  ONE TEAM SHARED DESTINY

           H.14  FIREWALL - COMPETITION SENSITIVE INFORMATION

           H.15  FIREWALL - PROPOSAL EVALUATION - SUBCONTRACTOR IPT LEADER

           H.16  EMPLOYMENT OF FORMER BUYER EMPLOYEE

           H.17 AUTHORIZATION AND ADMINISTRATION OF CPFF LEVEL-OF-EFFORT TASK ORDERS

           H.18  CPFF TASK ORDER ACCEPTANCE - CERTIFICATION OF UTILIZATION OF
                 HOURS

           H.19  AUTHORIZATION AND ADMINISTRATION OF CPFF COMPLETION TASK ORDERS

           H.20  CPFF TASK ORDER ACCEPTANCE - CERTIFICATION OF COMPLETION

           H.21  LOWER TIER SUBCONTRACTING

           H.22  ASSIGNMENT PROVISION

           H.23  SPECIAL TERMINATION LIABILITY

SECTION I GENERAL PROVISIONS

           1.1   IDS COMMON TERMS AND CONDITIONS GUIDE

           1.2   ADDITIONAL FULL-TEXT PROVISIONS

SECTION J  LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

                            END OF TABLE OF CONTENTS

[SAIC (R) LOGO] SCIENCE APPLICATIONS
            INTERNATIONAL CORPORATION
            An Employee-Owned Company       PURCHASE CONTRACT NUMBER: 4400078647

SECTION A - SPECIAL AGREEMENTS AND OTHER IMPORTANT PROVISIONS AND NOTIFICATIONS

A.1   DEFINITIONS

      a. The term "Lead Systems Integrator" or "LSI" refers to The Boeing Company and Science Applications International Corporation, responsible to the U.S. Government under the Boeing/Government prime Agreement for the Systems Development and Demonstration (SDD) phase of the Future Combat System (FCS) Program.

      b. Unless otherwise specified, the terms "contract," "subcontract," "purchase order," or "purchase contract" are synonymous.

      c. An "administrative change" means a unilateral contract change, in writing by the SAIC Procurement Agent, that does not affect the substantive rights of the contracting parties.

      d. The terms "Buyer's authorized Procurement Representative" and "Buyer's authorized Procurement Agent" are synonymous.

      e. Unless otherwise specified, "prime agreement," "Agreement," "Other Transaction Agreement," or "OTA" mean the Future Combat Systems
            (FCS) System Development and Demonstration (SDD) Phase agreement between the Government and The Boeing Company.

      f. A "unilateral change" is a contract change that is signed only by Buyer's authorized Procurement Agent. Unilateral changes are used, for example, to make: (1) administrative changes; (2) Issue change orders or change notices authorized by the Changes clause; (3) Make changes authorized by clauses other than a changes clause (e.g., Property clause, Options clause, Limitation of Funds clause, or Suspension of Work clause); and (4) Issue termination notices.

      g. A "bilateral change" is a contract change that is signed by Seller and Buyer's authorized Procurement Agent. Bilateral changes are used to: (1) Make negotiated equitable adjustments resulting from the issuance of a change order or Change Notice; (2) Definitize letter contracts; and (3) Reflect other agreements of the parties modifying the terms of contracts. A Supplemental Agreement is a bilateral contract change.

      h. All reference within this subcontract to GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime Contract)" shall be considered as SAIC General Provisions for the purpose of this subcontract only and in no way sets a precedence for any other subcontracts Seller may currently have or enter into in the future with The Boeing Company or SAIC.

A.2   ORDER OF PRECEDENCE

      Any inconsistency in this contract shall be resolved by giving precedence in the following order:

      1. Clause 5068 (Government Contract Requirements) set forth in Section I and Section H clauses with "(PRIME FLOWDOWN)" in clause title

      2. Sections A through G (excluding Section C - Statement of Work/Specifications)

      3.    Section H (Special Provisions)

      4.    Section I (General Provisions)

      5.    Section C (Statement of Work/Specifications)

      6.    All other documents, exhibits and attachments set forth in Section J

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
            INTERNATIONAL CORPORATION
            An Employee-Owned Company              PAGE 5 OF 48, REV. G (SA-008)
                                                                (APRIL 22, 2005)

A.3   CONTRACT CHANGES AND CONFORMING CONTRACT

      a. Buyer's authorized Procurement Agent is the only person empowered to execute contract changes on behalf of Buyer. Buyer-issued contract changes --

            (1) will be sequentially numbered, e.g., contract change no. 001, 002, 003, etc.;

            (2) will define the type of contract change, e.g., Unilateral/Undefinitive Change Notice, Unilateral Funding Order, Supplemental Agreement ;

            (3) will provide new/revised contract attachments/exhibits, as applicable; and

            (4) will include a replacement or new contract page when there is a change in the contract text or terms except for undefinitive contract changes.

            Undefinitive contract changes such as a Change Notice issued under the Changes clause will not be reflected in the text of a replacement contract page until definitized by Supplemental Agreement.

      b. Replacement contract pages will identify the specific text change(s) by revision bar (vertical line) placed in the margin of the replacement page. AT BUYER'S OPTION, further DELINEATION OF CHANGE(S) CAN BE MADE BY SHOWING strikethroughs (for deleted text) and italics or BOLDED PRINT (FOR ADDED TEXT). Each replacement page will identify at the top of the page (or header) the Contract Change Number and date. By issuing the replacement contract page, Seller will possess a complete conforming text of the contract.

      c. When the contract change adds new text requiring additional contract pages, Buyer will retain the original contract page number with added pages designated by letter, e.g., page 5 adds pages 5a, 5b, 5c, etc. A new contract page will be identified in the same manner as the replacement contract page described above, i.e., Contract Change Number and date.

A.4   CONTRACT CHANGE SUMMARY LIST

      The table below provides a descriptive list of the Contract Changes issued under the contract. Buyer will issue an updated summary table from time-to-time by way of an administrative contract change as the number of contract change documents accumulate.

      NOTE: THE BELOW TABLE IS INITIALLY BLANK, RESERVING SPACE AND FORMAT FOR RECORDING FUTURE CHANGE ENTRIES.

CONTRACT                 EFFECTIVE
 CHANGE      DATE OF      DATE OF
 NUMBER      DOCUMENT     CHANGE                TYPE/DESCRIPTION OF CHANGE(S)
--------    ---------    ---------              -----------------------------
 001        02/06/04      02/09/04     Supplemental Agreement 001.
                                       Revise Attachment J-13 to add Task
                                       Order 001.

 002        04/30/04      04/30/04     Supplemental Agreement 002.
                                       Incorporate revised SOW,SDRL and PCD (CP1) and Incorporate
                                       CR008.

 003        06/01/04      06/01/04     Supplemental Agreement 003.
                                       Incorporate Dollars into Special Termination Liability
                                       Clause H.23 Paragraph c.

 004        09/02/04      09/02/04     Supplemental Agreement 004.
                                       Incorporate the GFX revised wording for Section H.3 and
                                       Replaced Clause 3012 with Clause 3068, Added J-19 ADR

 005        09/07/04      09/07/04     Supplemental Agreement 005.
                                       Incorporates CP-002/CR33 for additional  integration support to the C4ISR System Integration Laboratories beginning with the initial delivery of platform simulators (UGV) simulation for IPS1.


 006        03/31/05      02/22/05     Supplemental Agreement 006
                         (Based on     Authorize directed changes in accordance with the FCS Program Transition
                         ATP Issued)   Change Proposal, CP003; extending SDD to March 2013 and spiraling and stretching some existing deliveries.

 007        04/01/05      04/01/05     Supplemental Agreement 007
                                       Directs iRobot Corporation - Burlington, MA. to accomplish Task Orders as described in the attached Task Order 099A1 (SSEI-MV04) and Task Order
                                       099A2 (SSEI-MV05) in support of SSEI-IPT and creation of CLIN 0099A.

008         04/22/05      04/22/05     SUPPLEMENTAL AGREEMENT 008
                                       RESTORES THE CONTRACT VALUE OF CLIN 0001 BACK TO THE LEVEL ESTABLISHED
                                       AT SA-006 CP003 TRANSITION. THIS INCREASES THE VALUE OF CONTRACT BY
                                       SSEI-T.O. AMOUNT. AMENDS SECTION F.2 DELIVERY ADDRESS INFORMATION.

[SAIC (R) LOGO] SCIENCE APPLICATIONS
            INTERNATIONAL CORPORATION
            An Employee-Owned Company      PURCHASE CONTRACT NUMBER: 4400078647

A.5   EXPORT LAWS AND REGULATIONS

      Seller agrees to comply fully with all applicable U.S. laws and regulations as they may apply to the export of any hardware, software, defense service or technical data (collectively "Data") provided by, through or with the cooperation of Seller in the performance of this subcontract in the U.S. or abroad or under any export license or exemption issued to Buyer. Seller agrees that it will not permit the re-export of Data, including to foreign nationals, employed by or associated with, or under contract to Seller or Seller's lower-tier suppliers, without the prior written consent of Buyer and under authority of an export license or applicable license exemption.

A.6   WARNING - U.S. EXPORT CONTROLS LAWS

      Information furnished to Seller under this purchase contract may contain data subject to U.S. Export Laws and Regulations. Seller is advised that such data may not be exported or re-exported to foreign persons, employed by or associated with, or under contract to Seller or Seller's lower-tier suppliers, without the prior written consent of Buyer and under authority of an export license or applicable license exemption. If such data is marked as Export Controlled, Seller shall indemnify and hold Buyer harmless from and against any and all claims, liabilities and expenses resulting from Seller's failure to comply with the export laws and regulations of the United States.

A.7   SELLER PERFORMING WORK AT LSI, GOVERNMENT, OR OTHER FCS CONTRACTOR'S
      FACILITY

      By law, Buyer must control access to export controlled technical data within its facilities. Therefore, Seller shall only assign personnel to perform work in LSI's facilities who are either U.S. citizens or who have been granted Permanent Resident Alien status in the U.S. Seller's personnel will be required to furnish documentary evidence of citizenship or immigration status to LSI's Security Badge and ID personnel at the time of badge pick-up. Acceptable documentary evidence of citizenship or immigration status includes U.S. Passport, Certificate of U.S. Citizenship, Certificate of Naturalization, certified copy of U.S. Birth Certificate, U.S. Alien Registration Receipt Card with Photo, un-expired foreign passport with INS-551 stamp of Certificate of Birth Abroad issued by the U.S. Department of State.

A.8   NON-FOREIGN CERTIFICATION AND REPRESENTATION

      Seller's acceptance of this contract, confirms that:

        (1)   it is not a foreign corporation, and

        (2)   it is not a Representative of a Foreign Interest (RFI), and

        (3) Seller agrees to notify Buyer of any change in status set forth above.

A.9   PRE-CONTRACT COSTS

      In accordance with FAR 31.205-32, Pre-Contract Costs, which is incorporated herein by this reference, Subcontractor shall be entitled to reimbursement for costs plus applicable fees not-to-exceed $50,000 incurred on or after 12 SEPT 2003 which, if incurred after this contract had been entered into, would have been reimbursable under the provisions of this CPFF Subcontract. The subject Pre-contract Cost Letter No. JS-FCS-SUGV-169, dated 08 SEPTEMBER 2003 is hereby incorporated by reference into this paragraph.

                                END OF SECTION A

[SAIC (R) LOGO] SCIENCE APPLICATIONS       PURCHASE CONTRACT NUMBER: 4400078647
            INTERNATIONAL CORPORATION
            An Employee-Owned Company              PAGE 7 OF 48, REV. E (SA-008)
                                                                (APRIL 22, 2005)

SECTION B - GOODS/SERVICES AND PRICES/COSTS

B.1   CONTRACT TYPE

      a. This contract is a cost-plus-fixed-fee (CPFF). A CPFF contract is a cost-reimbursement contract that provides for payment to the Seller of a negotiated fee that is fixed at the inception of the contract. The fixed fee does not vary with actual cost, but may be adjusted as a result of changes in the work to be performed under the contract. The CPFF contract may take one of two basic forms -- completion or term. This contract may use both forms. The CPFF contract type only applies to the task order CLIN specified below.

      b. Applicable to the Contract Line Item Numbers (CLINs) specified below are cost underrun fee provisions. Similar to cost-plus-incentive-fee
            (CPIF) contracting, but only applicable to cost underruns, these cost underrun incentive fee provisions reward the Seller with additional fee when performing a cost underrun, and satisfying the requirements of the SOW pursuant to the inspection and acceptance terms or Section E. The incentive fee provisions are defined by the Fee Plan set forth in Section J.

B.2   STATEMENT OF REQUIREMENTS AND TOTAL CONTRACT VALUE

      a. Seller shall, in accordance with the terms and conditions set forth herein, furnish necessary, qualified personnel, services, travel, facilities, and materials (except those specifically designated to be furnished by Buyer or Government), and do all things necessary and incidental to complete the contractual effort in accordance with the Statement of Work/Specification set forth in Section C and the Schedule set forth in Section F.

      b. Total contract value broken-out by CLIN descriptions, CLIN contract types and other summary information:

                 Internal
CLIN             Item/CCN                        Description                                                 Total Value
----             --------                        -----------                                                 -----------
0001       01-0056-38-4133-008     Design and Development of Small Unmanned Ground
                                   Vehicle (SUGV) in accordance with Statement of
                                   Work                                                         $ 39,514,989(CPFF-COMPLETION)

0002               "               SUGV Simulations                                             $  5,928,142(CPFF-COMPLETION)
           -------------------

0003               "               SUGV Emulators                                               $          0(CPFF-COMPLETION)
           -------------------

0004               "               SUGV Prototypes                                              $    736,439(CPFF-COMPLETION)
           -------------------

0005       01-0056-38-4134-001     Training Systems                                             $  1,830,948(CPFF-COMPLETION)

0005A              "               Training Systems and Management                              $          0(CPFF-COMPLETION)
           -------------------

0005B              "               Design, Development and Verification of
           -------------------     Training Support Packages (TSP) in accordance
                                   With Specification 786-30126, Training Support
                                   Packages                                                     $          0(CPFF-COMPLETION)

0005C              "               Design, Development and Verification of
           -------------------     Embedded Training (ET) in accordance with
                                   Specification 786-30126 The supplier shall
                                   deliver a real time digital representation of
                                   the Embedded Training to be tested in the
                                   Training SIL.                                                $          0(CPFF-COMPLETION)


                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
            INTERNATIONAL CORPORATION
            An Employee-Owned Company              PAGE 8 OF 48, REV. E (SA-008)
                                                                (APRIL 22, 2005)


CLIN             Item/CCN               Description                                                     Total Value
----             --------               -----------                                                     -----------

0006       01-0056-38-5962-001     Task Orders - Engineering Services                           (NTE)$         0 (CPFF-COMPLETION
                                                                                                                  and/or LOE (TBD))

0006A              "               Engineering Services in accordance with
           -------------------     SOW D786-10108-1 para 3.2.1.1 "Land Warrior
                                   Support"                                                     (NTE)$   335,055 (CPFF-COMPLETION
                                                                                                                  and/or LOE (TBD))

0006B              "               Engineering Services in accordance with
           -------------------     SOW D 786-10108-1 para 3.2.1.2 "Payload
                                   Development and Integration"                                 (NTE)$ 1,340,219 (CPFF-COMPLETION
                                                                                                                  and/or LOE (TBD))

0006C              "               Engineering Services in accordance with
           -------------------     SOW D786-10108-1 para 3.2.1.3 "SUGV
                                   Demonstrations"                                              (NTE)$1 ,675,274 (CPFF-COMPLETION
                                                                                                                  and/or LOE (TBD))

0007       01-0056-38-4133-008     Spares                                                            $   107,283 (CPFF-COMPLETION)

0008               "               Data and Reports in accordance with
           -------------------     Subcontract Data Requirements List (SDRL)
                                   D786-10108-2                                                 Not Separately Priced

* 0099           TBD               Non-UGV Task Order Support
                                                                                               (NTE)$    62,609 (CPFF-COMPLETION
                                                                                                                  and/or LOE (TBD))

* Letters "A", "B", etc. will be added to end of above CLIN to represent IPT Supported. "A" = SSEI - IPT

                                                       TOTAL CPFF   $51,530,958

                                           PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
            INTERNATIONAL CORPORATION
            An Employee-Owned Company              PAGE 9 OF 48, REV. A (SA-002)
                                                               ( APRIL 30, 2004)

                     THIS PAGE IS LEFT INTENTIONALLY BLANK

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
            INTERNATIONAL CORPORATION
            An Employee-Owned Company             PAGE 10 OF 48, REV. E (SA-008)
                                                                (APRIL 22, 2005)

c.Total contract value broken-out by CLIN cost/fee elements:

                                                   TOTAL
                                                ESTIMATED          FIXED FEE
CLIN          ESTIMATED COST      FCCOM            COST           (CPFF ONLY)           TOTAL VALUE
----          --------------      -----            ----           -----------           -----------
 0001        $    36,148,210      WAIVED      $    36,148,210   $      3,366,779    $     39,514,989

 0002        $     5,418,028      waived      $     5,418,028   $        510,114    $      5,928,142

 0003        $             0      waived      $             0   $              0    $              0

 0004        $       669,490      waived      $       669,490   $         66,949    $        736,439

 0005        $     1,670,769      waived      $     1,670,679   $        160,179    $      1,830,948

 0006A       $(NTE)  304,595      waived      $(NTE)  304,595   $(NTE)    30,460    $(NTE)   335,055

 0006B       $(NTE)1,218,381      waived      $(NTE)1,218,381   $(NTE)   121,838    $(NTE) 1,340,219

 0006C       $(NTE)1,522,976      waived      $(NTE)1,522,976   $(NTE)   152,298    $(NTE) 1,675,274

           SubTotal Clin 006      waived      $(NTE)3,045,952   $(NTE)   304,596    $(NTE) 3,350,548

 0007        $        97,530      waived      $        97,530   $          9,753    $        107,283

 0008         NSP                                                                   Not  separately
                                                                                    priced

 0099        $(NTE)   56,917      waived      $(NTE)   56,917   $(NTE)     5,692    $ (NTE)   62,609

 TOTALS:     $    47,106,896      WAIVED      $    47,106,896   $      4,424,062    $     51,530,958

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 11 OF 48, REV. E (SA-008)
                                                                (APRIL 22, 2005)

B.3   CONTRACT LINE ITEM NUMBER (CLIN) BREAKDOWN SUMMARY

                                    PREVIOUS UNIT               REVISED (CURRENT)
CLIN  QTY/UM       DESCRIPTION          VALUE      THIS CHANGE     UNIT VALUE
----  ------  --------------------  -------------  -----------  -----------------
0001  1 Lot   Design and                       --           --                 --
              Development of Small
              Unmanned Ground
              Vehicle (SUGV) in
              accordance with
              Statement of Work
              D786-10108-1

              Estimated Cost        $  36,091,293  $    56,917  $      36,148,210
              FCCOM                 $           0  $         0  $               0
              Total Estimated Cost  $  36,091,293  $    56,917  $      36,148,210
              Fixed Fee             $   3,361,087  $     5,692  $       3,366,779
                                                   $
                                    -------------  -----------  -----------------
              TOTAL CPFF            $  39,452,380  $    62,609  $      39,514,989
                                    -------------  -----------  -----------------

                                        PREVIOUS UNIT               REVISED (CURRENT)
CLIN  QTY/UM        DESCRIPTION             VALUE      THIS CHANGE     UNIT VALUE
----  ------  ------------------------  -------------  -----------  -----------------
0002  1 Lot                                        --           --                 --
              SUGV Simulations-
              Real time digital
              representation of the
              Supplier's product(s) to
              be used in the SoSIL
              for 1 to n systems. SIM
              s are used to round out
              to full FCS UA force
              structure. Connected
              digitally to the SoSIL
              and other FCS field
              emulators or prototypes
              with representative
              tactical communications
              and T&E Test
              Framework
              Estimated Cost            $   2,035,839  $ 3,382,189     $ 5,418,028
              FCCOM                     $           0  $         0     $         0
              Total Estimated Cost      $   2,035,839  $ 3,382,189     $ 5,418,028
              Fixed Fee                 $     192,526  $   317,588     $   510,114

                                        -------------  -----------     -----------
              TOTAL CPFF                $   2,228,365  $ 3,699,777     $ 5,928,142
                                        -------------  -----------     -----------

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 12 OF 48, REV. C (SA-006)
                                                                (MARCH 31, 2005)

                                            PREVIOUS UNIT                REVISED (CURRENT)
CLIN  QTY/UM        DESCRIPTION                 VALUE      THIS CHANGE      UNIT VALUE
----  ------  ------------------------      -------------  -----------   -----------------
0003  1 Lot                                            --           --                  --
              SUGV Emulators- Defined
              as low cost equipment, in
              SoSIL and/or field test
              use, representing the
              functionality and Human
              Machine Interface (HMI)of
              the Supplier's product with
              digital models and/or
              functional SW.
              Connected digitally with
              remote locations in order
              to be shared with FT and
              IMT. Connected digitally
              to the SoSIL and other
              FCS field emulators or
              prototypes with
              representative tactical
              communications and T&E
              Test Framework.
              Functional  equivalent  of
              prime item but not form fit.
              Estimated Cost                $     142,444  $  (142,444)  $               0
              FCCOM                         $           0  $         0   $               0
              Total Estimated Cost          $     142,444  $  (142,444)  $               0
              Fixed Fee                     $      14,272  $   (14,272)  $               0
                                                           $
                                            -------------  -----------   -----------------
              TOTAL CPFF                    $     156,716  $  (156,716)  $               0
                                            -------------  -----------   -----------------

                                         PREVIOUS UNIT               REVISED (CURRENT)
CLIN  QTY/UM        DESCRIPTION              VALUE      THIS CHANGE     UNIT VALUE
----  ------  -------------------------  -------------  -----------  -----------------
0004  1 Lot                                         --           --                 --
              Sugv Prototypes
              (6 PROTO TYPES INTEGRATED
              AND READY TO BEGIN IQT.
              OF THE 6, 4 WILL BE
              DELIVERED TO SOS TESTING
              AFTER IQT.)
              (1 SHIP-IN-PLACE AT
              SUPPLIER'S FACILITY.)
              Estimated Cost             $     669,490      $  0        $   669,490
              FCCOM                      $           0      $  0        $         0
              Total Estimated Cost       $     669,490      $  0        $   669,490
              Fixed Fee                  $      66,949      $  0        $    66,949

                                         -------------      ----        -----------
              TOTAL CPFF                 $     736,439      $  0        $   736,439
                                         -------------      ----        -----------

                                    PREVIOUS UNIT               REVISED (CURRENT)
CLIN  QTY/UM      DESCRIPTION           VALUE      THIS CHANGE     UNIT VALUE
----  ------  --------------------  -------------  -----------  -----------------
0005  1 Lot   Training Systems                 --           --              --
              Estimated Cost        $     524,967  $ 1,145,802     $ 1,670,679
              FCCOM                 $           0  $         0     $         0
              Total Estimated Cost  $     524,967  $ 1,145,802     $ 1,670,679
              Fixed Fee             $      52,604  $   107,575     $   160,179

                                    -------------  -----------     -----------
              TOTAL CPFF            $     577,571  $ 1,253,377     $ 1,830,948
                                    -------------  -----------     -----------

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 13 OF 48, REV. A (SA-002)
                                                                (APRIL 30, 2004)

                                                      Total
Sub-CLIN       Task Order        Estimated           Estimated     Fixed        Total
 Number        Description         Cost      FCCOM     Cost         Fee         CPFF
--------  --------------------  -----------  -----  -----------  ----------  -----------
0006A     ENGINEERING           $         0  $   0  $         0  $        0  $         0
          SERVICES IN
          ACCORDANCE WITH
          SOW D786-10108-1
          PARA 3.2.1.1, "LAND
          WARRIOR SUPPORT"

0006B     PHASE 1 -             $         0  $   0  $         0  $        0  $         0
          ENGINEERING SERVICES
          IN ACCORDANCE WITH
          SOW D786-10108-1
          PARA 3.2.1.2,
          "PAYLOAD
          DEVELOPMENT AND
          INTEGRATION"

0006C     PHASE I-              $136,357.17  $   0  $136,357.17  $13,635.72  $149,992.89
          ENGINEERING SERVICES
          IN ACCORDANCE WITH
          SOW D786-10108-1
          PARA 3.2.1.3, "SUGV
          DEMONSTRATIONS"

                                -----------  -----  -----------  ----------  -----------
TOTAL                           $136,357.17  $   0  $136,357.17  $13,635.72  $149,992.89
CLIN
0006
                                -----------  -----  -----------  ----------  -----------

THE TOTAL ESTIMATED COST, FCCOM AND FIXED FEE SET FORTH IN ABOVE CLIN 004 ARE THE SUM OF THE DEFINITIVE TASK ORDER VALUES LISTED BELOW. NOTE: UNDEFINITIVE TASK ORDERS ARE NOT LISTED.

The Definitive Task Orders are listed below:

  Task Orders

  CPFF-LOE:

  Seller shall devote the specified level of effort for a stated time period set forth in the Statement of Work of each task order and amendment thereto, issued in accordance with Section H clause entitled "Authorization and Administration Of CPFF Level-Of-Effort (LOE) Task Orders."

  CPFF-COMPLETION:

  Seller shall complete the definite goal(s) and/or target(s) and deliver the specified end-product(s) described in the Statement of Work of each task order and amendment thereto, issued in accordance with Section H clause entitled "Authorization and Administration Of CPFF Completion Task Orders."

 Task                 Task Order
Order   SUB-CLIN      Description       Estimated    FCCOM    Fixed       Total
Number   Number   (Completion or LOE)      Cost                Fee        CPFF
------  --------  -------------------  ------------  -----  ----------  -----------
 001      0006    LOE                  $ 136,357.17  $   0  $13,635.72  $149,992.89

                                       ------------  -----  ----------  -----------
TOTAL                                  $ 136,357.17  $   0  $13,635.72  $149,992.89
                                       ------------  -----  ----------  -----------

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 14 OF 48, REV. A (SA-002)
                                                                (APRIL 30, 2004)

                     THIS PAGE IS LEFT INTENTIONALLY BLANK

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 15 OF 48, REV. A (SA-002)
                                                                (APRIL 30, 2004)

                     THIS PAGE IS LEFT INTENTIONALLY BLANK

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 16 OF 48, REV. B (SA-007)
                                                                 (APRIL 1, 2005)

CLIN   QTY/UM        DESCRIPTION       UNIT VALUE   EXTENDED VALUE
----   ------   --------------------   ----------   --------------
0007   1 Lot    Spares                         --               --

                Estimated Cost         $   97,530   $       97,530
                FCCOM                  $        0   $            0
                Total Estimated Cost   $   97,530   $       97,530
                Fixed Fee              $    9,753   $        9,753
                                       ----------   --------------
                TOTAL CPFF             $  107,283   $      107,283
                                       ----------   --------------

                                                       TORTAL
SUB-CLIN        TASK ORDER       ESTIMATED           ESTIMATED
 NUMBER        DESCRIPTION          COST     FCCOM     COST      FIXED FEE   TOTAL CPFF
--------    ------------------   ---------   -----   ---------   ---------   ----------
 0099A      NON-UGV TASK ORDER   $  56,917   $   0   $  56,917   $   5,692   $   62,609
            SUPPORT OF SSEI-IPT
                                 ---------   -----   ---------   ---------   ----------
TOTAL                            $  56,917   $   0   $  56,917   $   5,692   $   62,609
CLIN 0099
                                 ---------   -----   ---------   ---------   ----------

  THE TOTAL ESTIMATED COST, FCCOM AND FIXED FEE SET FORTH IN ABOVE CLIN 0099 ARE THE SUM OF THE DEFINITIVE TASK ORDER VALUES LISTED BELOW. NOTE: UNDEFINITIVE TASK ORDERS ARE NOT LISTED. EACH NON- UGV IPT SUPPORTED WILL BE SIGNIFIED BY A LETTER AFTER THE SUB-CLIN' IE. "A" = SSEI-IPT.

  THE DEFINITIVE TASK ORDERS ARE LISTED BELOW:

  TASK ORDERS

  CPFF-LOE:

  SELLER SHALL DEVOTE THE SPECIFIED LEVEL OF EFFORT FOR A STATED TIME
  PERIOD SET FORTH IN THE STATEMENT OF WORK OF EACH TASK ORDER AND AMENDMENT THERETO, ISSUED IN ACCORDANCE WITH SECTION H CLAUSE ENTITLED "AUTHORIZATION AND ADMINISTRATION OF CPFF LEVEL-OF-EFFORT (LOE) TASK ORDERS."

  CPFF-COMPLETION:

  SELLER SHALL COMPLETE THE DEFINITE GOAL(S) AND/OR TARGET(S) AND DELIVER THE SPECIFIED END-PRODUCT(S) DESCRIBED IN THE STATEMENT OF WORK OF EACH TASK ORDER AND AMENDMENT THERETO, ISSUED IN ACCORDANCE WITH SECTION H CLAUSE ENTITLED "AUTHORIZATION AND ADMINISTRATION OF CPFF COMPLETION TASK ORDERS."

                             TASK ORDER
                             DESCRIPTION
TASK ORDER      SUB-CLIN   (COMPLETION OR   ESTIMATED           FIXED     TOTAL
  NUMBER         NUMBER         LOE)          COST      FCCOM    FEE      CPFF
-------------   --------   --------------   ---------   -----   ------   -------
099A1 (MV-04)    0099A     LOE              $  18,972   $   0   $1,897   $20,869
099A2 (MV-05)    0099A     LOE              $  37,945           $3,795   $41,740
                                            ---------   -----   ------   -------
 TOTAL                                      $  56,917   $   0   $5,692   $62,609
                                            ---------   -----   ------   -------

B.4   RESERVED

                                                 PAGE 16A OF 48, REV. B (SA-007)
                                                                 (APRIL 1, 2005)

B.5   COST UNDERRUN INCENTIVE FEE TABLE

      The following table specifies the Cost Underrun Incentive Fee earned by the Seller:

                                       TBD
                                END OF SECTION B

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company   PURCHASE CONTRACT NUMBER: 4400078647

SECTION C - STATEMENT OF WORK/SPECIFICATIONS

C.1   STATEMENT OF WORK (SOW)

      Seller shall deliver goods and perform services specified in this contract in accordance with Buyer's Statement of Work document(s) and other specification documents set forth in Section J.

C.2   SUBCONTRACT DATA REQUIREMENTS LIST (SDRL)

      Seller shall deliver the data items listed on Buyer's Subcontract Data Requirements List (SDRL) set forth in Section J, and any other data/reports required by the provisions of this contract.

C.3   CONTRACT SECURITY CLASSIFICATION SPECIFICATION

      a. Seller shall comply with the security requirements of the Contract Security Classification Specification, DD Form 254, as applicable, set forth in Section J.

      b. Seller shall comply with Security Classification Guide, as applicable, set forth in Section J.

C.4   OVERRIDING PRINCIPLES, CHANGES AND CLARIFICATIONS TO WORK SCOPE

      The following constitute overriding principles, changes and clarifications to the contract Statement of Work set forth in Section J:

      a. The following documents are reference documents and are provided for information purposes only:

            (1) Operational Requirements Document (ORD) for the Future Combat Systems

            (2) The United States Army Objective Force Operational and Organizational (O&O) Plan Unit of Action

C.5   TASK ORDERS - (LOE)

      In accordance with the Section H clause entitled "Authorization and Administration Of CPFF Level-Of-Effort (LOE) Task Orders," Seller shall prepare and submit task order proposals when requested by Buyer, and when authorized, perform agreed-to task orders. The statement of work specified in each authorized task order issued by Buyer shall be within the general scope of this contract.

C.6   TASK ORDERS - (COMPLETION)

      In accordance with the Section H clause entitled "Authorization and Administration Of CPFF Completion Task Orders," Seller shall prepare and submit task order proposals when requested by Buyer, and when authorized, perform agreed-to task orders. The statement of work specified in each authorized task order issued by Buyer shall be within the general scope of this contract.

                                END OF SECTION C

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company   PURCHASE CONTRACT NUMBER: 4400078647

SECTION D - PACKAGING AND MARKING

D.1   GENERAL PACKAGING AND MARKING REQUIREMENTS

      Seller shall package, pack, preserve and mark contract deliverables (goods and data) in accordance with:

      a.    Best commercial practices;

      b. Article 3 of GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime Contract);"

      c.    The Statement of Work, as applicable;

      d. DD-254, Contract Security Classification Specification, as applicable; and

      e.    Clause 5068

      See the General Provisions set forth in Section I for additional marking/packaging requirements.

D.2   COMMERCIAL PRACTICES

      Unless otherwise specified in this contract, goods and data shall be preserved, packaged, packed and marked in accordance with best standard commercial practices which are adequate to ensure against damage/deterioration during transit and storage pending usage. All shipments and mailings shall meet the requirements of the carrier for safe delivery at destination.

D.3   DATA, REPORTS AND CERTIFICATIONS

      All data, reports and certifications required under this contract shall be
      --

      a.    marked with the contract number;

      b. directed to the attention of Buyer's authorized Procurement Agent unless the SOW or SDRL directs otherwise; and

      c. submitted via the Advanced Collaborative Environment (ACE) unless otherwise specified.

      In the event the applicable SOW includes a Subcontractor Data Requirements List (SDRL) or other similar list of required data, Seller's transmittal letter for the transmitted data shall reference the data item number, title, and data item description.

                                END OF SECTION D

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company   PURCHASE CONTRACT NUMBER: 4400078647

SECTION E - INSPECTION AND ACCEPTANCE

E.1   INSPECTION OF RESEARCH AND DEVELOPMENT

      Buyer has the right to inspect and evaluate the work performed or being performed under the contract, and the premises where the work is being performed, at all reasonable times and in a manner that will not unduly delay the work. If Buyer performs inspection or evaluation on the premises of Seller or its subcontractor(s), Seller shall furnish and require its subcontractor(s) to furnish, without additional charge, all reasonable facilities and assistance for the safe and convenient performance of these duties.

E.2   INSPECTION OF SUPPLIES

      Federal Acquisition Regulation (FAR) clause 52.246-3 applies, as modified by article 7 of GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime Contract)."

E.3   INSPECTION OF SERVICES

      Federal Acquisition Regulation (FAR) clause 52.246-5 applies, as modified by article 8 of GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime)."

E.4   INSPECTION AND ACCEPTANCE AT DESTINATION

      (Unless otherwise specified, this clause applies to all work item(s).)

      Final inspection and acceptance of work accomplished, services provided and/or items produced or deliverable under this contract, shall be performed at destination by cognizant Buyer personnel.

E.5   INSPECTION AND ACCEPTANCE AT SOURCE

      (This clause applies only if the contract expressly states that an item of work is to be inspected and accepted at Seller's facilities or Seller's subcontractor's facilities.)

      a. Final inspection and acceptance of work accomplished, services provided and/or items produced or deliverable under this contract shall be performed at Seller's facilities and/or facilities of its subcontractor(s), as may be approved by Buyer.

      b. In order to accommodate Buyer's participation, Seller shall provide Buyer's contract technical representative and Buyer's authorized Procurement Agent with a minimum of at least five (5) workdays of advance notification, in writing, as to when and/or where the inspections or tests are to be performed. Although it is preferable that advance notification be provided in writing to Buyer's authorized Procurement Agent, such notification may be provided in any form or manner agreeable to the contracting parties.

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company   PURCHASE CONTRACT NUMBER: 4400078647

E.6   MATERIAL INSPECTION AND RECEIVING REPORT

      DFARS 252.246-7000 (MAR 1996) "Material Inspection And Receiving Report," is incorporated by reference. "Contractor" means Seller and "Government" means Buyer. If the contract requires Seller to ship supplies to the Government or perform services for the Government, Seller shall prepare and furnish a DD Form 250 to the Government with a copy provided to Buyer. If Seller is shipping/performing supplies/services to Buyer, Seller shall replace the DD Form 250 with a commercial packing slip and, as applicable, a Certificate of Conformance, test reports and other documentation evidencing completion. If Seller is shipping to Buyer by way of drop shipment to another Boeing or SAIC subcontractor, Seller shall prepare and furnish with each shipment, a commercial packing slip with copy to Buyer and, as applicable, a Certificate of Conformance, test reports and other documentation evidencing completion.

E.7   CERTIFICATE OF CONFORMANCE

      FAR 52.246-15 (APR 1984), "Certificate of Conformance," is incorporated by reference. "Contractor" means Seller and "Government" means Buyer. Seller shall not use the DD Form 250 (see paragraph (b) of the referenced clause) unless Seller is shipping directly to the Government. In shipments to Buyer, Seller shall use commercial shipping/packing lists. Seller is not required to provide a Certificate of Conformance for a contract deliverable that has been inspected and accepted at Seller's facility by Government or Buyer, unless otherwise specified as a requirement by the contract Statement of Work or Subcontract Data Requirements List. Seller is not required to submit a Certificate of Conformance under this clause for deliverable data items. "Inspected at Seller's facility" as used in this modified clause means final inspection and acceptance by Government or Buyer at Seller's facility.

                                END OF SECTION E

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 21 OF 48, REV. C (SA-008)
                                                                (APRIL 22, 2005)

SECTION F - DELIVERIES OR PERFORMANCE

F.1   GENERAL SHIPPING/DELIVERY REQUIREMENTS

      a. Seller shall comply with the shipping requirements in article 3 of GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime Contract)."

      a. FAR 52.247-34, "F.o.b. - Destination," is incorporated by reference. "Contractor" means Seller and "Government" means Buyer.

      b. In the event a required item under this contract is delivered directly to Buyer's technical representative, Seller shall obtain a signed receipt from Buyer's technical representative evidencing such delivery. Further, Seller shall provide a copy of such signed receipt to Buyer's authorized Procurement Agent.

      c. See the General Provisions set forth in Section I for additional shipping/delivery requirements.

F.2   DELIVERY DESTINATIONS

      Absent any specific delivery destination(s) set forth in the contract Statement of Work, Seller shall deliver all supplies deliverables, with the exception of data and correspondence to the APPLICABLE LSI FACILITIES AS DIRECTED BY THE INTEGRATED PRODUCT TEAM LEAD OR SUB-LEAD (IPT):

              HOUSTON
              THE BOEING COMPANY
              INTEGRATED DEFENSE SYSTEMS - FCS PROGRAM
              13100 SPACE CENTER BLVD.
              HOUSTON, TEXAS 77059
              ATTENTION: JASON COX - GOVERNMENT PROPERTY MANAGEMENT, (281) 244-3069

              HUNTINGTON BEACH
              THE BOEING COMPANY
              INTEGRATED DEFENSE SYSTEMS - FCS PROGRAM
              5222 RANCHO ROAD
              HUNTINGTON BEACH, CALIFORNIA 92647
              ATTENTION: GFP CAGE BUILDING 040

              MESA
              THE BOEING COMPANY
              INTEGRATED DEFENSE SYSTEMS - PCS PROGRAM
              5000 EAST MCDOWELL ROAD
              MESA, ARIZONA 85215 -- 9797
              ATTENTION: GOVERNMENT PROPERTY STORES - FCS

              PHILADELPHIA
              THE BOEING COMPANY
              INTEGRATED DEFENSE SYSTEMS - FCS PROGRAM
              BLDG 3-60
              STEWART AVE & INDUSTRIAL HWY
              RIDLEY PARK, 19078

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company      PAGE 21A OF 48, REV. NEW (SA-008)
                                                                (APRIL 22, 2005)

              SEATTLE
              THE BOEING COMPANY
              INTEGRATED DEFENSE SYSTEMS - FCS PROGRAM
              9725 EAST MARGINAL WAY S.
              MMA35
              BLDG 9-101, DOOR N9, COL. H9
              SEATTLE, WASHINGTON 98108

              ST. LOUIS
              THE BOEING COMPANY
              INTEGRATED DEFENSE SYSTEMS - FCS PROGRAM
              BUILDING 220
              153 J.S. MCDONNELL BLVD.
              HAZELWOOD, MISSOURI 63042
              ATTENTION: PROPERTY WAREHOUSE / SCOTT STEVENS

      Absent any specific delivery destination(s) set forth in the contract Statement of Work, Seller shall deliver all data and correspondence to the following Buyer's facility:

      Science Applications International Corporation
      6725 Odyssey Drive
      Huntsville, Alabama 35806
      Attention: J.R. (Rick) Yoast
      Mail Code: MB#4

F.3   PERFORMANCE

      a. The principal place of performance under this contract shall be Seller's facilities located at 63 South Avenue, Burlington MA 01803-4903.

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 22 OF 48, REV. B (SA-006)
                                                                (MARCH 31, 2005)

      b. If Seller encounters difficulty in meeting performance requirements, or anticipates difficulty in complying with the contract delivery schedule(s) or date(s), Seller shall immediately notify Buyer's authorized Procurement Agent in writing giving pertinent details; provided, however, that this data shall be informational only in character and that this clause shall not be construed as a waiver by Buyer of any delivery/performance schedule or any rights or remedies provided by law or under this contract.

F.4   PERIOD OF PERFORMANCE

      a.    The contract period of performance is:

CLIN  Start Date                        Completion Date
----  ----------                        ---------------
0001  Nov 2003                          MAR 2013
0002  Nov 2003                          MAR 2013
0003  Nov 2003                          *N/A
0004  Nov 2003                          MAR 2013
0005  Nov 2003                          MAR 2013
0006  Nov 2003                          MAR 2013
0007  Nov 2003                          MAR 2013
0008  In Accordance with SDRL Schedule

* THE EMULATOR REQUIREMENTS AS RELATED TO CLIN 0003 ARE ELIMINATED.

      b. Buyer is not obligated to reimburse Seller for any work performed or costs incurred before or after the specified start or completion date(s) of the respective CLIN specified above unless agreed in writing by Buyer's authorized Procurement Agent.

      c. The contracting parties agree that Seller shall perform reasonable and necessary closeout duties after the performance period end date noted herein.

      d. Any extension of the performance periods requires Buyer's written approval.

F.5   CONTRACT DELIVERABLES

      a. Data Items. Seller shall deliver data items in accordance with the Subcontract Data Requirements List Data (SDRL) and accompanying Data Item Description (DID), as applicable. Unless specified otherwise, submittal of data deliverables, i.e., SDRL items, will be via the Advanced Collaborative Environment (ACE). Data deliverables will be marked in accordance with the Data and Software Rights article of clause 5068 and other marking requirements set forth in this contract.

      b. Other Data/Information. Day-to-day IPT products such as technical assessment results, analyses, trade studies, and plans, will be made available to Buyer via the ACE. However, unless such day-to-day IPT products are explicitly specified as a contract deliverable, i.e., SDRL, these products will not be subject to the marking requirements specified in the Data and Software Rights article of clause 5068.

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 23 OF 48, REV. B (SA-006)
                                                                (MARCH 31, 2005)

      c. Supplies/Goods. Seller shall deliver goods in accordance with the Contract Delivery/Performance Schedule set forth in Section J-16.

      d. Task Orders. Seller shall perform task order effort and deliver goods and/or data, as applicable in accordance with any task order issued under this contract.

F.6   CONTRACT PERFORMANCE SCHEDULE

      The contract performance milestones and events and their corresponding required completion dates are in the Contract Delivery/Performance Schedule set forth below.

MILESTONE                   EVENT                           SCHEDULE *
---------   -----------------------------------------   ------------------
   1        UGV System Requirements Review (UGVSRR)_    NLT June 2004
   2        UGV System Functional Review (UGVSFR)       NLT September 2004
   3        Complete System Requirements Review (SRR)   NLT January 2005
   4        COMPLETE SYSTEM FUNCTIONAL REVIEW (SFR)     NLT DECEMBER 2005
   5        Complete Preliminary Design Review (PDR)    NLT SEPTEMBER 2006
   6        Complete Critical Design Review (CDR)       NLT JULY 2007
   7        Commence Delivery of Prototypes             NLT AUGUST 2009

      * IN ACCORDANCE WITH J-12 SUGV SCHEDULE.

 F.7  PROGRAM SCHEDULE

      Seller shall support the Program Integrated Master Schedule (IMS) document set forth in Section J-12. The FCS Program IMS is an integrated master schedule of time-phased tasks that supports the Program Events and associated Significant Accomplishments of the Integrated Master Plan
      (IMP).

F.8   FCS PROGRAM MAJOR MILESTONE SCHEDULE

      a. THESE ARE THE SIGNIFICANT FCS PROGRAM EVENTS, ALONG WITH THE MAJOR MILESTONE DATE FOR EACH EVENT.

              FCS PROGRAM MILESTONE                    EVENT DATE           COMMENT
----------------------------------------------------   ----------   ------------------------
PROGRAM DEFINITIZATION                                 11/26/2003   COMPLETE
SOS SRR                                                12/18/2003   COMPLETE
SOS DCR                                                06/18/2004   COMPLETE
SOSFR {ENGINEERING MATURITY 0(END OF EI0)              08/11/2005
CAPABILITY MATURITY 0 (END OF IV0;) IPDR, IN PROCESS   06/29/2006
PRELIMINARY DESIGN REVIEW
ENGINEERING MATURITY 1 (END OF EI1)                    06/28/2007
CAPABILITY MATURITY 1 (END OF IV1); ICDR, IN-PROCESS   09/25/2008
CRITICAL DESIGN REVIEW
ENGINEERING MATURITY 2 (END OF EI2)                    06/25/2009
CAPABILITY MATURITY 2 (END OF IV2)                     09/30/2010
ENGINEERING MATURITY 3 (END OF EI3)                    06/23/2011
CAPABILITY MATURITY 3 (END OF IV3)                     09/27/2012
ENGINEERING MATURITY 4 (END OF EI4)                    06/20/2013   BEYOND POP OF
                                                                    CONTRACT - FOR INFO ONLY

VERIFICATION COMPLETE (END OF IV4)                     12/11/2014   BEYOND POP OF
                                                                    CONTRACT - FOR INFO ONLY
SDD CLOSEOUT                                           12/18/2014   BEYOND POP OF
                                                                    CONTRACT- FOR INFO ONLY

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company      PAGE 23A OF 48, REV. NEW (SA-006)
                                                                (MARCH 31, 2005)

      b. ABBREVIATIONS/ACRONYMS. THE FOLLOWING NAMES/DESCRIPTIVE TERMS APPLY TO THE ABBREVIATIONS/ACRONYMS USED IN PARAGRAPH "a." ABOVE:

            DCR     DESIGN CONCEPT REVIEW
            EI      ENGINEERING ITERATIONS
            ICDR    IN PROCESS CRITICAL DESIGN REVIEW
            IPDR    IN PROCESS PRELIMINARY DESIGN REVIEW
            IPR     IN PROCESS REVIEW
            I&V     INTEGRATION AND VERIFICATION
            SOS     SYSTEM OF SYSTEMS
            SOSFR   SYSTEM OF SYSTEMS FUNCTIONAL REVIEW
            SRR     SYSTEM REQUIREMENTS REVIEW
            UA      UNIT OF ACTION
            POP     PERIOD OF PERFORMANCE

                                END OF SECTION F

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 24 OF 48, REV. A (SA-002)
                                                                (APRIL 30, 2004)

SECTION G - CONTRACT ADMINISTRATION DATA

G.1   INVOICE AND PAYMENT

      The overall reimbursement structure of this contract is Cost-Plus-Fix-Fee, as defined in Section B.1, and applies to all CLINs. In consideration for performing contract activities, Seller shall invoice and receive Buyer payments in accordance with the provisions of this Section G, and the Invoice and Payment article of GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime Contract)."

G.2   PAYMENT OF FIXED FEE - ALL NON-TASK ORDER CLINs

      a. Subject to the "Fixed Fee" clause of GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime)," Seller will be paid in installments at the time of each provisional payment on account of the allowable costs. The amount of fixed fee paid will be based on the ratio that the Seller's incurred allowable costs bear to the total estimated cost. The method of fee payment is as follows (percent completion method based on cost):

            Total payable fixed fee by CLIN is equal to the total CLIN fixed fee amount set forth in the contract multiplied by the quotient of total incurred/expended CLIN cost divided by total estimated CLIN cost specified in the contract:

  Total Payable   =  [Total CLIN Fixed Fee]  X   [Total Incurred/Expended CLIN Cost]
                                                ------------------------------------
Fixed Fee by CLIN   [Specified in Contract]     [Total Estimated CLIN Cost Specified
                                                            In Contract]

            Total payable CLIN fixed fee (calculated from above) minus (previous paid fixed fee) equals the current fixed fee payment installment.

      b. For each non-task order CLIN, if the Seller does not successfully complete the stated goals, targets and end-product deliveries of the Statement of Work required by the contract, and Buyer does not authorize more effort with an increase in cost, the fixed fee of the applicable CLIN shall be equitably adjusted downward. However, if Seller completes the stated goals, targets and end-product deliveries of the Statement of Work required by contract, and under runs the costs, the Seller is entitled to the entire fixed fee for the applicable CLIN.

G.3   COST UNDERRUN INCENTIVE -- ALL NON-TASK ORDER CLINs

      In addition to the payable fixed fee, Seller may earn additional fee in accordance with the enclosure entitled "Underrun Fee Provisions," set forth in Section J.

G.4   PAYMENT OF FIXED FEE - CPFF (LOE) TASK ORDER CLINs (0006 ONLY)

      a. Subject to the "Fixed Fee" clause of GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime)," the fixed fee for each task order authorized in accordance with the Section H clause entitled "Authorization and Administration Of CPFF Level-Of-Effort (LOE) Task Orders," shall be paid -

               - at the end of the period of performance (expiration date) set forth in the task order;

               -     after Buyer's receipt of an acceptable invoice; and

               - after Buyer's acceptance of Seller's "Certificate of Utilization of Hours" and the task order effort

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 25 OF 48, REV. A (SA-002)
                                                                (APRIL 30, 2004)

      b. In the event the Seller does not expend the specified LOE (minimum quantity of direct labor hours) required by the authorized task order within the specified time period, the task order fixed fee shall be equitably adjusted downward. However, if Seller expends the specified LOE within the specified time period and under runs the task order costs, the Seller is entitled to the entire fixed fee of the task order.

G.5   PAYMENT OF FIXED FEE - CPFF (COMPLETION) TASK ORDER CLINs (0006 ONLY)

      a. Subject to the "Fixed Fee" clause of GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime)," the fixed fee for each task order authorized in accordance with the Section H clause entitled "Authorization and Administration Of CPFF Completion Task Orders," shall be paid in installments no more than once every two weeks upon receipt of an acceptable invoice, and at the same time Seller's task order costs are invoiced;

            Calculation of fixed fee will be based upon the ratio of cumulative task order costs incurred, to date, to the total estimated task order costs. Example:

Total Payable Task =     [Total Fixed Fee]      X   [Total Incurred/Expended Task Order Cost]
                                                      ---------------------------------------
   Order Fixed Fee     [Specified in Task Order]        [Total Estimated Cost Specified in
                                                                 Task Order]

            Total payable fixed fee (calculated from above) minus (previous paid fixed fee) equals the current fixed fee payment installment.

      b. The Buyer will not pay the last task order invoice until after Buyer's acceptance of Seller's "Certificate of Completion" and the task order effort.

      c. In the event the Seller does not successfully complete the stated goals, targets and end-product deliveries of the Statement of Work required by the task order, and the Buyer does not authorize more effort with an increase in cost, the task order fixed fee shall be equitably adjusted downward. However, if Seller completes the task order, submits an acceptable Certificate of Completion and under runs the task order costs, the Seller is entitled to the entire fixed fee of the task order.

G.6   PAYMENT TERMS

      Payment terms are listed on page 1 of the contract.

G.7   STATE SALES - USE TAX

      All goods and services purchased under this contract are for resale through the State of Alabama or the State of California and are for resale under a Prime Government Contract number DAAE07-03-9-F001. Buyer's Tax Permit Number(s) are as follows: #6800-04-119 for the State of Alabama or #SYFH25- 646030 for the State of California.

                                          PURCHASE CONTRACT NUMBER:   4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 26 OF 48, REV. A (SA-001)
                                                             (FEBRUARY 09, 2004)

G.8   SUBMISSION OF INVOICES

      Seller shall submit invoices no more than once every two weeks. Seller shall submit an original and two (2) duplicate copies of the invoice for provisional payment to the following location:

      Science Applications International Corporation
      6725 ODYSSEY DRIVE
      HUNTSVILLE, ALABAMA 35806
      Attention: J.R. (Rick) Yoast
      Mail Code: MB#4

      In addition, Seller shall mail and, if requested, fax a copy of the invoice to Buyer's authorized Procurement Agent for provisional approval of payment.

G.9   INVOICE CONTENTS

      Seller shall prepare and submit invoices and attachments to include the following minimum information:

      a. Seller's name and business address; invoice number and date; Buyer's contract number and original date of award; prime contract number; name of Buyer's authorized Procurement Agent; CLIN/ltem Number; description of goods and/or services with corresponding part numbers, unit of measure, quantities and unit prices; separately itemized taxes; extended totals; Seller's signature and payment terms. Invoices shall include the "Amount Previously Billed," the "Amount of this Invoice," the "Total Amount Billed to Date", and the "Amount of Withhold". Seller shall submit invoices for the full amount stating the amount of withhold/retention for each line item billed.

      b. Name and telephone number of Seller's representative to be notified if the invoice is incorrect or there are questions.

      c. Date of delivery or service. Enter the date(s) that the goods or services billed were provided to Buyer, or during which the billed costs and fees were incurred. All costs billed must have been incurred within the contract period of performance.

      d. CLIN/ltem amounts. Segregate charges by CLIN/ltem, and enter amounts billed for cost and fee on separate lines. Any credits listed on the invoice must also be segregated by CLIN/ltem and identified as applicable to cost and/or specified category of fee.

      e. Certification and signature. Enter the signature (electronic equivalent is acceptable) of Seller's authorized representative and date of said signature after the following certification language:
            "Pursuant to authority vested in me, I certify that this invoice is correct and proper for payment."

      f. Cost Plus Fixed Fee LOE Task Order invoices must contain the number of labor hours expended and certification that the hours expended are correct in accordance with the certification referred to in paragraph H. 18 b. of the subcontract.

      Invoices submitted without the above information may be returned to Seller for correction.

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company   PURCHASE CONTRACT NUMBER: 4400078647

G.10  TECHNICAL AND ADMINISTRATIVE REPRESENTATIVES

      a. The following Technical and Contract Representatives are designated for this contract:

            Seller's Technical Representative is: Robert A. Bell, FCS Program Manager

            Seller's Contract Representative is: Robert L. Moses, Director, Acquisitions & Business Development

            Buyer's Technical Representative is: John Possel, SUGV Program
            Manager

            Buyer's Procurement Agent is: J.R. (Rick) Yoast, Sr. Subcontracts Administrator

            In the event Buyer's Procurement Agent specified above is not available, Janice Schuckman, Subcontracts Manager or his/her duly authorized representative shall serve as Buyer's authorized Procurement Agent. In the event Seller's Contract Representative (Contract Manager/Administrator) is not available, M. David Adler, Sr. Vice-President & Treasurer or his/her duly authorized representative shall serve as Seller's Contract Representative.

      b. Buyer's Technical Representative is responsible for day-to-day clarifications, guidance and technical direction as may be required within the scope of the technical work requirements, "technical direction" shall be in accordance with the "Technical Direction" clause of the General Provisions of the contract

      c. Contact between the contracting parties regarding prices, terms, quantities, deliveries, and financial adjustments shall only be made between the above-designated Contract Representative (Seller) and Procurement Agent (Buyer). Actions taken by Seller, which by their nature effect a change to this contract, shall be binding upon Buyer only when such action is specifically authorized in writing by Buyer's authorized Procurement Agent. Unless specified otherwise in this contract, all written communications between the contracting parties shall be directed between the above-designated Contract Representative and Procurement Agent.

      d. Buyer shall be responsible for all liaison and communications with Buyer's customer as well as other Buyer subcontractors for the term of this contract. Seller shall not communicate with Buyer's customer or Buyer's other subcontractors regarding this contract except with prior consent of Buyer or when already expressly authorized by this contract.

      e. No request, notice, authorization, direction or order received by Seller shall be binding upon Buyer, or serve as the basis for a change in the contract, unless issued (or confirmed) in writing by Buyer's authorized Procurement Agent.

      f. Seller shall immediately notify Buyer's authorized Procurement Agent whenever a verbal or written change notification has been received from an employee of Buyer (other than the Procurement Agent), which would affect any of the terms, conditions, cost, schedules, etc., of this contract, and Seller is to perform no work or make any changes in response to any such notification or make any claim on Buyer unless Buyer's authorized Procurement Agent directs Seller, in writing, to implement such change notification.

                                END OF SECTION G

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 28 OF 48, REV. F (SA-006)
                                                                (MARCH 31, 2005)

SECTION H - SPECIAL PROVISIONS

H.1   INCREMENTAL FUNDING

      a. The total sum presently available for payment and allotted to this contract is $10,216,889.89, which is estimated to cover all CLINs listed below, including reasonable amounts for termination and for fee. The funds depletion date (the estimated date on which funding will be exhausted) for each CLIN is specified below. Total funding allotted to each applicable CLIN and corresponding funds depletion date are as follows:

CLIN                 Funds Allotted             Est. Funds Depletion Date
----   -------------------------------------  -------------------------------
0001   $ 9,839,788.00                        31 MAY 2005 (AS OF ACFO NO. 010)
0002   CLIN Part of CLIN 0001 - not specifically funded
0003   CLIN Part of CLIN 0001 - not specifically funded
0004   CLIN Part of CLIN 0001 - not specifically funded
0005   $    227,109.00                       31 MAY 2005 (AS OF ACFO NO. 010)
0006   $    149,992.89                       28 MAY 2004 (as of ACFO No.004)
0007   CLIN Part of CLIN 0001 - not specifically funded
0008   CLIN Part of CLIN 0001 - not specifically funded

      b. Incremental funding provided for CLINs 0006 (above) is a total not-to-exceed value for these CLINs. Actual funding values shall be provided individually within each authorized Task Order, and total estimated cost, FCCOM and fised fee for CLINs 0006 are the sum of the definitive task order values listed in Section.3.a of this subcontract.

      c. Notwithstanding any other provision of this contract, all payments to Seller shall be subject to the funding limitation(s) set forth above.

      d. All changes in funding as contemplated by the "Limitation of Funds" clause in the General Provisions of this contract will be made by way of a Contract Change Funding Order. Each such Contract Change Funding Order shall state the total funds allotted for the performance of this contract and the estimated period of time or funds depletion date to be covered by the funds then allotted. The provisions relating to funds allotted and time period or funding depletion date covered thereby shall be deemed modified in accordance with each such Contract Change Funding Order.

H.2   BUYER FURNISHED EQUIPMENT, PROPERTY, INFORMATION, FACILITIES, AND SERVICES

      Pursuant to Buyer's Property clause(s) set forth in Section I General Provisions, Buyer shall furnish to Seller in the performance of this contract the Equipment, Property, Information, Facilities, and Services (hereinafter collectively referred to as "BFX") identified on the list entitled "BFX List." The BFX List is set forth by attachment in Section J-7 entitled "BFX List."

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 29 OF 48, REV. A (SA-004)
                                                             (SEPTEMBER 2, 2004)

H.3   GOVERNMENT-FURNISHED ASSETS (GFX)

      (a) THE TERM "GFX," AS USED IN THIS CLAUSE, MEANS GOVERNMENT-FURNISHED ASSETS CONSISTING OF EQUIPMENT, PROPERTY, INFORMATION, FACILITIES AND SERVICES. GFX SHALL NOT BE FURNISHED TO THE SELLER UNTIL APPROVED BY THE FCS GRANTS OFFICER (GOVERNMENT).

      (b) EACH ITEM OF GFX IN THE BELOW LIST IS DESIGNATED AS EITHER SELLER-PROPOSED GFX OR GOVERNMENT-APPROVED GFX. GFX THAT IS DESIGNATED SELLER-PROPOSED WILL BE CHANGED TO GOVERNMENT-APPROVED WHEN BUYER RECEIVES GOVERNMENT AUTHORIZATION OR APPROVAL FOR SELLER'S USE OF THE GFX. THE GOVERNMENT IS NOT OBLIGATED TO FURNISH ANY ITEM OF GFX UNTIL SUCH AUTHORIZATION/APPROVAL IS RECEIVED BY BUYER. UPON RECEIPT OF SUCH GOVERNMENT AUTHORIZATION/APPROVAL, BUYER WILL ISSUE A UNILATERAL, ADMINISTRATIVE MODIFICATION TO THIS CONTRACT CHANGING THE DESIGNATION OF THE GFX FROM SELLER-PROPOSED GFX TO GOVERNMENT-APPROVED GFX.

      (c) IN THE EVENT THE GOVERNMENT DISAPPROVES SELLER'S REQUEST FOR USE OF GFX, OR THE GOVERNMENT APPROVES SELLER'S REQUEST, BUT SUCH APPROVAL DOES NOT MEET THE SELLER'S REQUIREMENTS SPECIFIED IN THE BELOW GFX LIST (E.G., GFX ARRIVES LATER THAN THE SPECIFIED NEED-DATE, AND, AS A DIRECT RESULT, SELLER INCURS ADDED/UNPLANNED COSTS TO IMPLEMENT A WORK-AROUND SCHEDULE), THE CONTRACT SHALL BE SUBJECT TO EQUITABLE ADJUSTMENT.

      (d) SELLER SHALL ASSIST BUYER IN OBTAINING GOVERNMENT APPROVAL FOR SELLER'S-USE OF GFX BY -

      1. ASSISTING BUYER IN COMPLETING THE FCS GFX REQUEST FORM FOR SELLER-PROPOSED GFX. THIS GFX REQUEST FORM AND THE INSTRUCTIONS FOR COMPLETING THE FORM ARE AVAILABLE TO THE SELLER VIA ACE.

      2. ASSISTING BUYER IN OBTAINING A WRITTEN STATEMENT OF AVAILABILITY FROM THE GOVERNMENT-OWNER/CUSTODIAN OF THE SUBJECT GFX. THE STATEMENT OF AVAILABILITY WILL CLEARLY STATE THE AVAILABILITY TERMS OF THE REQUESTED GFX. SUCH AVAILABILITY TERMS INCLUDE DATES OR TIME FRAME WHEN THE GFX WILL BE AVAILABLE FOR USE BY SELLER. IF THE GFX WILL NOT BE AVAILABLE TO THE FCS PROGRAM ON A NO-COST, RENT-FREE USE BASIS, THE STATEMENT OF AVAILABILITY WILL INCLUDE THE RENTAL TERMS. IF THE GFX IS NOT AVAILABLE FOR ANY OTHER REASONS, THESE REASONS SHALL BE CLEARLY STATED.

      (e)   RECEIPT OF GFX -

      1. SELLER SHALL NOTIFY BUYER PROMPTLY UPON RECEIPT OF GFX. SUCH NOTIFICATION SHALL INCLUDE PROVIDING A LIST OF GFX RECEIVED BY SELLER'S SUBCONTRACTORS/SUPPLIERS.

      2. UPON RECEIPT OF GFX, SELLER SHALL INSPECT THE GFX TO IDENTIFY ANY OVERAGES, SHORTAGES, OR DAMAGES. SELLER SHALL PROVIDE BUYER A WRITTEN REPORT OF ANY OVERAGES, SHORTAGES OR DAMAGES AND THEIR APPARENT CAUSES.

      3. SELLER WILL INCORPORATE THE SUBSTANCE OF THIS PARAGRAPH (e) IN ALL SUBCONTRACTS THAT MAY INVOLVE GFX AND WILL PROVIDE TO BUYER REPORTS OF OVERAGES, SHORTAGES, OR DAMAGES RECEIVED FROM LOWER TIER SUBCONTRACTORS.

      (f)   GFX LIST

      THE GFX LIST IS SET FORTH BY ATTACHMENT IN SECTION J-7 ENTITLED "GFX LIST

H.4   DATA OR SOFTWARE TO BE PROVIDED WITH RESTRICTIONS

      In accordance with the Data and Software Rights article of clause 5068, Seller and Seller's subcontractors/suppliers have identified data and software to be furnished with restrictions. This identified data and software is set forth by attachment in Section J entitled "Data or Software to be Provided With Restrictions."

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company        PAGE 29A OF 48, REV. B (SA-006)
                                                                (MARCH 31, 2005)

H.5   ORDERING FROM GOVERNMENT SUPPLY SOURCES (PRIME FLOWDOWN)

      SELLER IS AUTHORIZED TO USE GOVERNMENT FEDERAL SUPPLY SCHEDULE CONTRACTS IN THE PERFORMANCE OF THIS AGREEMENT. THIS AUTHORIZATION IS ISSUED IN ACCORDANCE WITH PROVISIONS OF 48CRF SUBPART 51.1 "CONTRACTOR USE OF GOVERNMENT SUPPLY SOURCES" AND CAN BE USED ONLY TO ACQUIRE GOODS AND SERVICES REQUIRED SPECIFICALLY FOR PERFORMANCE UNDER THIS AGREEMENT AS SET FORTH IN NEW ATTACHMENT J-10 AND LISTED IN SECTION J.

      FOR EACH ORDER PLACED TO A FEDERAL SUPPLY SCHEDULE VENDOR (1) A COPY OF THE AUTHORIZATION LETTER MUST ACCOMPANY THE ORDER, UNLESS A COPY WAS PREVIOUSLY FURNISHED TO THE VENDOR, AND (2) THE FOLLOWING STATEMENT MUST APPEAR ON THE ORDER:

            "THIS ORDER IS PLACED UNDER AGREEMENT DAAE07-03-9-F001, DATED MAY 30, 2003, WITH U.S. ARMY TANK-AUTOMOTIVE AND ARMAMENTS COMMAND (TACOM) AND AS PROVIDED BY AUTHORIZATION LETTER DATED 11 JUN 2003. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE TERMS AND CONDITIONS OF THIS ORDER AND THOSE OF YOUR FEDERAL SUPPLY SCHEDULE CONTRACT, THE LATTER WILL GOVERN."

      SELLER'S ORDERING AUTHORIZATION MAY BE UNILATERALLY WITHDRAWN, OR SUSPENDED, IN WHOLE OR IN PART, BY PROVIDING WRITTEN NOTICE TO THE SELLER.

H.6   KEY PERSONNEL

      a. The following key personnel are considered essential to this contract and are considered full-time participants:

                NAME                     TITLE
                --------------           -------------------
                Robert A. Bell           FCS Program Manager
                MIKE BASSETT             Technical IPT Lead
                Judith Blinn             Contracts MANAGER
                Chris Norman             SoS IPT Lead

      b. In the event Seller removes any of the above personnel from the contract, Seller shall notify in writing Buyer's authorized Procurement Agent and will provide a qualified replacement.

H.7   RESERVED

H.8   CERTIFICATION OF FINAL INDIRECT COSTS (PRIME FLOWDOWN)

      a. For the purposes of this certificate, Seller will submit the standard FAR certificate of final indirect costs (see FAR 52.242-4) to the cognizant Government activity. If a Seller is not otherwise required to submit the standard FAR certificate for final indirect costs, then it shall submit the certificate below.

      b. Seller (as applicable) shall (1) certify, in the format below, any proposal to establish or modify final indirect cost rates; and (2) have the certificate signed by an individual of Seller's organization at a level no lower than a vice president or chief financial officer of Seller's business segment that submits the proposal.

      c. Failure to execute and submit the certification described may result in final indirect cost rates being unilaterally established by the Government Grants Officer or Government Administrative Agreements Officer. The Grants Officer may request a copy of Seller's Certificate of Final Indirect Costs from the cognizant Government agency assigned (e.g. DCAA, DCMA).

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company   PURCHASE CONTRACT NUMBER: 4400078647

                       Certificate of Final Indirect Costs

                  This is to certify that I have reviewed this proposal to establish final indirect cost rates and to the best of my knowledge and belief, all costs included in this proposal (identify proposal and date) to establish final indirect cost rates for (identify period covered by rate) are allowable in accordance with the cost principles of the Federal Acquisition Regulation (FAR) and its supplements, or in the case of a non-traditional defense contractor in accordance with GAAP, applicable to the contracts to which the final indirect cost rates apply.

                        Firm:___________________________________________________
                        Signature:______________________________________________
                        Name of Certifying Official:____________________________
                        Title:__________________________________________________
                        Date of Execution:______________________________________

      d. Seller shall submit the above certificate to Buyer's authorized Procurement Agent at the time it establishes its final, annual indirect cost rates, except when Seller is submitting to the cognizant Government activity the standard FAR certificate of final indirect costs. If Seller is submitting the standard FAR certificate, Seller shall provide written notification to Buyer's authorized Procurement Agent of this occurrence.

H.9   EQUITABLE ADJUSTMENT (PRIME FLOWDOWN)

      a. General. Any reference to an Equitable Adjustment under this contract is subject to this definition.

      b. Definition. The term "Equitable Adjustment" refers to whenever a provision of this contract states that Seller may be or is entitled to an "Equitable Adjustment," Buyer, at its sole option, may direct that the modification implementing the adjustment (1) maintain the overall schedule and estimated cost by removing requirements from the statement of work that reduce cost and/or schedule by an amount equal to the increased cost and/or schedule caused by the event giving rise to the Equitable Adjustment or (2) increase estimated cost and/or schedule, as appropriate, to account for the impact of the change.

      c. Unless directed otherwise by Buyer's authorized Procurement Agent, any request by Seller for an Equitable Adjustment will maintain the overall schedule and estimated cost and include recommendations of statement of work requirements to be modified, reduced, or deleted in order to perform within the existing contract schedule and cost boundaries. Adjustments implemented under b (1) above will not cause any revision to the amount of Fee available for this contract.

H.10  MODIFICATIONS (PRIME FLOWDOWN)

      a. General. At any time during the term of the contract, contract progress or contract results may indicate that a change in the contract would be beneficial to the contract or FCS program objectives. Recommendations made by Seller for modifications, including justifications by Seller to support any proposed changes in the contract, excluding equitable adjustment proposals submitted under the Changes article of clause GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime Contract)", will be documented in a letter and submitted by Seller to Buyer's authorized Procurement Agent. This documentation letter will (1) detail the technical, chronological, and financial impact of the proposed modification; and (2) identify what work is being modified, reduced or deleted to accommodate the proposed change. If Seller believes it cannot maintain the overall schedule and estimated cost within the existing contract schedule and cost boundaries, Seller shall submit in its documentation letter a ceiling price for the impact of the proposed change, or if requested by Buyer, a firm proposal or a Ceiling Rough-Order-of-Magnitude

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            Cost prepared in accordance with Section H.11 "Contract Change
            Proposals." Buyer is not obligated to pay for any proposed change until the contract is formally revised by Buyer's authorized Procurement Agent. Buyer is not obligated to initiate work for any proposed change made by Seller until such time as the contract parties execute a bilateral modification or Buyer's authorized Procurement Agent issues a unilateral contract modification pursuant to the Changes article of GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime Contract)".

      b. Unilateral Contract Changes. In the event Buyer issues a unilateral contract modification pursuant to the Changes article of GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime Contract)", and the modification involves new work, Buyer's authorized Procurement Agent will advise Seller of the availability of additional funding for the new work, or if the additional funding is not available, advise Seller that new work must be accomplished within existing funding constraints. Further, in accordance with the Section H.9 "Equitable Adjustment," unless directed otherwise by Buyer's authorized Procurement Agent, Seller's equitable adjustment proposal prepared and submitted in response to a unilateral contract modification issued by Buyer's authorized

      c. Procurement Agent will maintain the overall schedule and estimated cost and include recommendations of statement of work requirements to be modified, reduced, or deleted in order to perform within the existing contract schedule and cost boundaries.

      d. Cost or Pricing Information in Support of Modifications. Although, Seller's cost or pricing information to support contract modifications will not require TINA certification, Seller shall prepare and submit contract modification change proposals to Buyer in adequate detail to comply with the following:

            (1) If the proposed price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document to your proposal.

            (2) If the proposed price is for a commercial item, Seller shall provide, at a minimum, information on prices at which the same or similar items have previously been sold, leased or licensed or had been offered for sale, lease or license that is adequate for evaluating the reasonableness of the price of the modification. Such information may include:

                (a) For catalog items, a copy of, or identification of the catalog and its date, or the appropriate pages for the proposed items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each proposed price and its relationship to the established catalog price, including how the proposed price relates to the recent sales in quantities similar to the proposed quantities.

                (b) For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable documents. In addition, describe the nature of the market.

            (3) Seller grants Buyer's authorized Procurement Agent, or an authorized Government representative, the right to examine, at any time the books, records, documents, or other directly pertinent records to verify the reasonableness of price for (1) or (2) above. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to Seller's determination of the prices to be proposed in the catalog or marketplace.

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                An Employee-Owned Company   PURCHASE CONTRACT NUMBER: 4400078647

            (4) If neither (1) or (2) apply, then Seller shall submit data in accordance with Table 15-2 of FAR 15.408. This data shall not require TINA certification.

            (5) If requested by Buyer's authorized Procurement Agent, Seller shall submit one copy of its change proposal to the Government Administrative Contracting Officer and the cognizant DCAA auditor.

H.11  CONTRACT CHANGE PROPOSALS

      a. If specific modifications to the contract statement of work are being considered (contemplated) by Buyer, and it is determined that such modifications are within the general scope of the contract, but may not be initiated or authorized by Buyer without a net cost increase and/or schedule change to the contract, Buyer's authorized Procurement Agent may request Seller to prepare and submit a change proposal for the contemplated modifications. Upon receipt of a written request from Buyer's authorized Procurement Agent and in accordance with the Procurement Agent's instructions, Seller shall prepare and submit a proposal for the contemplated contract change in compliance with one of the two types of cost proposals requested by Buyer, and described in this clause.

      b.    Reserved

      c. Submission of Firm Cost Proposals. When requested by Buyer, Seller shall prepare the firm cost proposal in such form and substance as to represent a request for contract adjustment pursuant to Section
            H.10 "Modifications" and the "Changes" article of GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime Contract)"; and unless authorized by Buyer's authorized Procurement Agent, will normally be received prior to the issuance of Buyer's written authorization for Seller to proceed with the modified work incorporated by the change. If Buyer decides to authorize the change, the firm cost proposal shall be cited in Buyer's unilateral contract modification, and upon its issuance, shall be a binding part of the contract pending definitization of the Equitable Adjustment. This firm cost proposal is the maximum adjustment to be made in the total contract price; i.e., target cost, estimated cost, target fee or fixed fee, as appropriate for the type of contract; or in the delivery schedule (or time of performance) by reason of the change. In no event shall the definitive Equitable Adjustment exceed the limitations established with the exception of adjustments affected by rate changes which have been approved by the Government subsequent to the submittal date of the firm cost proposal. This exception applies provided that the original firm cost proposal submittal utilized Government approved rates. Firm cost proposals submitted by Seller which require modification because of redirection by Buyer's authorized Procurement Agent so that the original firm cost proposal submitted is no longer applicable, i.e., 10% or more change in value, may require the timely resubmission of a revised firm cost proposal. Otherwise, the parties will negotiate changes affecting the cost proposal during negotiations or as changes to the original proposal.

      d. Submission of a Ceiling Rough-Order-of-Magnitude Cost Proposal. If time will not permit the submission of a firm cost proposal for the contemplated change, Buyer's authorized Procurement Agent may request Seller to submit a written "ceiling rough-order-of-magnitude
            (CROM)" amount for the contemplated change. Seller agrees that the CROM is the maximum adjustment to be made in the total contract price; i.e. target cost, estimated cost, target fee or fixed fee, as appropriate for the type of contract; or in the delivery schedule (or time of performance) by reason of the change, if Buyer authorizes the change. Buyer's authorized Procurement Agent may also solicit such agreement on CROM limitations for adjustments to any other provisions of the contract which may be subject to equitable adjustment by reason of the change. Any such written agreement shall be cited in the unilateral contract modification and, upon its issuance, shall be a binding part of the contract. In no event shall the definitive equitable adjustment exceed the limitations so established.

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                An Employee-Owned Company   PURCHASE CONTRACT NUMBER: 4400078647

      e. Seller agrees that firm cost proposals submitted pursuant to this clause shall remain valid for a period of 120 days after submission and that CROMs submitted pursuant to this clause shall remain valid for a period of 90 days after submission. A change proposal accepted in accordance with the "Changes" article of GP4 "The Boeing Company General Provisions (Cost Reimbursement Contract Under Government Prime Contract)" shall not be considered an authorization to Seller to exceed the estimated cost (or authorized funding allotment) in the contract, unless the estimated cost is increased by the unilateral contract modification or bilateral contract modification.

H.12  MAKE/BUY AND DIRECTED PROCUREMENTS (PRIME FLOWDOWN)

      a. Buyer reserves the right to participate in the development of Seller's Make/Buy Plan and in Seller's procurement source selection decisions and, if considered in the FCS program's interest, as determined solely by Buyer, may direct placement of Seller's subcontracts/purchase orders under this contract. Any such decision by Buyer that results in an increase to Seller's cost or schedule for performance will entitle Seller to an Equitable Adjustment as defined in Section H.9 "Equitable Adjustment." While Buyer will generally not interfere with Seller's internal processes, Buyer reserves the right to disapprove any Make/Buy decision and procurement source selection decision under Seller's processes regarding systems, subsystems or components.

      b. In the event Buyer disagrees with a source selection made by Seller as a result of a competitive source selection, Buyer may direct the subcontract award. Also, if existing technologies, systems and major systems already in development by, or for the Government, represent in Buyer's or Government's view the best approach to achieving the objectives of the FCS program, Buyer's authorized Procurement Agent may direct their use and Seller will not be required to compete the item, i.e., competitive source selection is not required. Any decision by Buyer that requires Seller to use a directed subcontractor that results in an increase to Seller's cost or schedule for performance, will entitle Seller to an Equitable Adjustment as defined in Section H.9 "Equitable Adjustment."

H.13  ONE TEAM SHARED DESTINY

      a. An essential feature of the FCS Program is the Army, DARPA, Industry "One Team" structure that emphasizes collaboration, partnership, teamwork and technical results in order to provide the Army with the desired capabilities to conduct full spectrum operations in the 21st century. In the spirit of this One Team approach, Seller agrees to the following:

            1. Work cooperatively as a member of the "One Team" to identify and resolve problems and facilitate contract performance.

            2. Support the "One Team" idea of looking beyond the strict bounds of the contract to formulate "One Team" actions that promote a "shared destiny" of common goals and objectives.

            3. Support and promote a relationship that is based upon open and continuous communication, mutual trust and respect; to replace the "us vs. them" mentality of the past with a "win-win" philosophy for the future.

            4. Support a One Team Council approach by implementing the following:

                  i. Attend and actively participate in One Team Council meetings and support the Team's initiatives as required. The One Team Council participants shall consist of senior and executive management representatives from the Army, DARPA, Boeing, SAIC and selected major/critical FCS subcontractors.

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                  ii.   Share, evaluate, and implement best practices and common
                        processes identified by the One Team Council as beneficial to the FCS Program and its participants.

                  iii. Participate in the identification and implementation of efficiency improvement opportunities.

            5. Create, administer, and status a Management Reserve (MR) account equal to 7-10% of the contract's total estimated cost. The MR account shall be used to support the Program Level Change Management Process, as recommended by the One Team Council and mutually established by the contract parties.

H.14  FIREWALL - COMPETITION SENSITIVE INFORMATION

      a. General. Buyer has adopted a policy of controlling access to data that constitutes Competition Sensitive Information. Seller agrees to further this policy by complying with the provisions of this clause.

      b.    Definitions

            (1) "Competition Sensitive FCS Information" (referred to as "CSI") means information that Buyer or a Subcontractor IPT Leader has determined would give a bidder in a Competitive Procurement a significant unfair advantage over other bidders in that Competitive Procurement, which Buyer or a Subcontractor IPT Leader has marked, or caused to be marked, with a label containing the phrase "Competition Sensitive FCS Information."

            (2) "Competitive Procurement" means a procurement for the FCS Program that Buyer or a Subcontractor IPT Leader intends to conduct in the future, in which requests for procurement will be issued to more than one potential supplier.

            (3) "CSI Firewalled Employees" means individuals who are assigned to perform work on this contract and who are allowed access to CSI as described in paragraph c.

            (4) "Subcontractor IPT Leader" means a subcontractor to Buyer which will lead an IPT or is required by Buyer as part of its subcontract from Buyer to conduct Competitive Procurements under a firewall. At this time, these include General Dynamics Land Systems and United Defense LP for Manned Ground Vehicles, Raytheon Corporation, Network Centric Systems for Ground Based Sensor Integration, Northrop Grumman Corporation, Electronic Systems Division, for Air Based Sensor Integration

      c.    Access to CSI

            (1) Documents containing CSI will be marked with a label that includes the phrase "Competition Sensitive FCS Information."

            (2) CSI for each IPT will be maintained exclusively in one or more of the three following locations:

                  (a) computer servers designated by Buyer with CSI protected such that it is accessible only to CSI Firewalled Employees working on that IPT;

                  (b) rooms to which access is limited to CSI Firewalled Employees working on that IPT during the time CSI is in the room or otherwise disclosed; or

                  (c) computer hard drives of CSI Firewalled Employees working on that IPT.

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            (3)   CSI can be shared and discussed only among persons who are CSI
                  Firewalled Employees for that IPT.

            (4) Seller will advise Buyer as to which of Seller's employees and those of its subcontractors should be designated as CSI Firewalled Employees for each IPT on which Seller participates.

            (5) Seller will require its employees to refrain from sharing the CSI with any person who is not a CSI Firewalled Employee for that IPT.

            (6) Each IPT will have a person assigned to it who is designated as the IPT Firewall Focal (if Seller is a Subcontractor IPT Leader, it will, if authorized by Buyer, appoint the IPT Firewall Focal). The IPT Firewall Focal on each IPT will (a) maintain the list of CSI Firewalled Employees within that IPT,
                  (b) determine which documents or information created by the IPT should be designated as CSI, and assure that such information is properly marked and controlled, (c) determine when information previously designated as CSI should cease being so treated, and (d) monitor compliance by IPT participants with the requirements of this clause.

            (7) Seller will require its employees to comply with direction of the IPT Firewall Focal.

            (8) Seller will, subject to the overriding requirements of this clause, treat any CSI it receives as Proprietary Information and Materials under article 24 of contract Clause GP-4 in contract Section I hereunder.

      d. Participation in Competitive Procurements. Seller will not use existing CSI in any Competitive Procurement. Seller will restrict its CSI Firewalled Employees from participating in preparation of any proposals to Buyer or to a Subcontractor IPT Leader (either directly or as a team member with another company) for a Competitive Procurement while such persons are CSI Firewalled Employees and for a period of one year from the time that Seller notifies Buyer that such person should be removed from the list of CSI Firewalled Employees. Buyer will waive this restriction upon application by Seller if Buyer determines that the categories of CSI to which Seller's CSI Firewall Employees had access is not germane to a particular Competitive Procurement or if the only applicable CSI has expired (no longer considered CSI).

      e.    Administration of Firewall

            (1) Seller will establish a firewall procedure to assure that the requirements of this clause will be met. Seller will provide Buyer with a copy of this procedure upon request. Buyer's approval of the firewall procedure is required if Seller is a Subcontractor IPT Leader.

            (2) Seller will maintain a list of its CSI Firewalled Employees. Seller will record on this list the date that the employee started work on the contract and the date that the employee ceased performing contract work. Seller will make this record available to Buyer on request.

            (3) Seller will train its CSI Firewalled Employees on the requirements of this clause, and will maintain records of the date on which each employee was trained. Seller will make these records available to Buyer on request.

            (4) Seller will require its CSI Firewalled Employees to sign a form substantially similar to the following form:

                  I acknowledge that I have been informed by my employer that:

                        (i) I am obligated to maintain information designated as "Competition Sensitive FCS Information" as confidential and only use such for carrying out my employer's FCS Program purchase contracts.

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                        (ii) I may not share Competition Sensitive FCS
                        Information with any person who has not signed a similar acknowledgment form. I must maintain Competition Sensitive FCS Information only on the restricted computer server identified by Boeing, except that I may download a document containing such information to my hard drive temporarily when I am working on the document, and I may maintain such documents in hard copy if they are kept or brought in a room to which only other CSI Firewalled Employees for my IPT have access.

                        (iii) I may not work on or support proposals by my employer (or any other company) for FCS Program subcontracts until I am informed by my employer that such restriction has been ended.

                        (iv) My failure to comply with these rules could result in disciplinary action up to and including suspension or termination of my employment.

                  I understand these restrictions are imposed for the purpose of assuring fair and equal subcontract competitions under the FCS Program.

      f. In the event that Seller becomes aware that any of its employees or those of its subcontractors have violated the conditions set forth in this clause, Seller agrees to notify Buyer of the violation within 72 hours after it is discovered and the proposed remedial actions.

      g. Seller will flow this clause down to any of its subcontractors who will have a requirement to be given access to CSI.

H.15  FIREWALL - PROPOSAL EVALUATION - SUBCONTRACTOR IPT LEADER

      a. General. Buyer has adopted a policy that employees of Buyer and Subcontractor IPT Leaders who conduct Competitive Procurements and will participate in review of proposals therefore must meet certain requirements in order to assure fairness in such reviews. Seller agrees to further this policy by complying with the provisions of this clause.

      b.    Definitions

            (1) "Proposal Information" means information that Buyer has received from bidders in a Competitive Procurement.

            (2) "Competitive Procurement" means a procurement for the FCS Program that Buyer or a Subcontractor IPT Leader intends to conduct in the future, in which requests for procurement will be issued to more than one potential supplier.

            (3) "Evaluator" means employees of Seller who are assigned to perform evaluation work for Competitive Procurements.

            (4) "Proposal Evaluation" means any form of participation in review of bids received as a result of a Competitive Procurement.

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      c.    Restrictions on Evaluators. Seller agrees not to designate as an
            Evaluator any person who worked for organization within Seller that has prepared or is submitting a bid in a Competitive Procurement within the year preceding the commencement of the Proposal Evaluation of that Competitive Procurement. Seller will prevent its Evaluators from participating in preparation of any proposals for a Competitive Procurement relative to any IPT for which they were an Evaluator or had access to Proposal Information until one year after the Evaluator has ceased performance of Proposal Evaluation work, or had access to Proposal Information, whichever is longer, relative to said IPT.

      d. Confidentiality of Procurement Information. Seller agrees to treat all Proposal Information as Proprietary Information in accordance with a standard proprietary information agreement with bidders (Buyer will provide as a model, which should be followed as closely as possible, the agreement it used with bidders for the SDD phase subcontracts). Seller agrees to require its Evaluators not to share any Competitive Proposal Information with any employee of Seller who is not an Evaluator.

      e.    Administration of Firewall

            (1) Seller will establish a firewall procedure to assure that the requirements of this clause will be met. Seller will provide Buyer with a copy of this procedure for approval of Buyer upon Buyer's request.

            (2) Seller will train its Evaluators on the requirements of this clause, and will maintain records of the date on which each employee was trained. Seller will make these records available to Buyer on request.

            (3) Seller will maintain a list of its Evaluators. Seller will record on this list the date that the employee started evaluation work and the date that the employee ceased performing evaluation work relative to each IPT and Competitive Procurement. Seller will make this list available to Buyer on request.

            (4) Seller will require its Evaluators to sign a form substantially similar to the following form:

                  (a) I will assist Boeing and my employer in the evaluation of proposals submitted by various companies for the purpose of obtaining subcontracts to perform work on the FCS Program.

                  (b) Information in the proposals is confidential, may only be used for evaluation of the proposals, and that I may not share information related to these (or any other proposals) with any person who has not signed a similar acknowledgment form.

                  (c) I may not work on proposals by my employer (or any other company), for competitive FCS subcontracts for one year following completion of the Proposal Evaluation for each IPT I was an Evaluator (or for which I had access to Competitive Proposal Information), unless I am informed by my employer that such restriction has been ended sooner.

                  (d) My failure to comply with these rules could result in disciplinary action up to and including suspension or termination of my employment.

      f. In the event that Seller becomes aware that any of its employees or those of its subcontractors have violated the conditions set forth in this clause, Seller agrees to notify Buyer of the violation within 72 hours after it is discovered and the proposed remedial actions.

      g. Seller will flow this clause down to any of its subcontractors who will participate in Proposal Evaluations.

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[SAIC (R) LOGO] SCIENCE APPLICATIONS
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H.16  EMPLOYMENT OF FORMER BUYER EMPLOYEES

      a. Seller will not employ any person who is a former employee of Buyer to perform work under this contract or in preparation of proposals for future work on the FCS Program, unless that person has worked for Seller for at least one year prior to commencement of such work.

      b. Buyer will waive this clause upon application by Seller if Buyer determines that the employment of such former Buyer employee would not violate any Buyer FCS Program directive.

      c. Seller will flow this clause down to its subcontractors at all tiers.

H.17 AUTHORIZATION AND ADMINISTRATION OF CPFF LEVEL-OF-EFFORT (LOE) TASK ORDERS (CLIN 006 ONLY)

      a. Task Order Proposal Preparation. When requested by Buyer's authorized Procurement Agent, Seller shall prepare and submit a task order proposal. The task order proposal shall contain a detailed technical description of the effort to be performed under the task order, the number of direct labor hours proposed for each direct labor category, and all Additional Other Direct Costs (AODCs) and its associated indirect costs proposed for the proposed task order. A "direct labor hour" is defined as a hour of labor performed (or estimated to be performed) by direct charge personnel and expended (or estimated to be expended) in accomplishing the task order. In preparing the task order proposal, and for purposes of establishing a proposed total estimated cost, FCCOM and fixed fee, Seller shall use the hourly rates and fee factors set forth in the attachment listed in Section J entitled "CPFF Task Order Rates and Supporting Information Requirements." Seller shall also provide to Buyer with each task order proposal the support information set forth in this attachment. Upon receipt/evaluation of the task order proposal, Buyer's authorized Procurement Agent may issue a bilateral task order to Seller for Seller's acceptance. The task order will be serially numbered, dated and signed by the Buyer's authorized Procurement Agent.

      b. Estimated Task Order Costs/Calculations for Preparing Task Order Proposals. The estimated cost (fully-burdened with G&A, excluding FCCOM) of each task order shall be the sum of the following cost bases: labor cost, subcontract cost (if applicable) and ODC (if applicable). Seller's estimated labor cost (excluding FCCOM) shall be the sum of the estimated labor costs calculated for each proposed labor category. The estimated labor cost (excluding FCCOM) for each proposed labor category shall be determined by multiplying the estimated number of direct labor hours (in whole numbers only) by the respective loaded labor rate. The "loaded labor rate" is the hourly rate set forth in the Section J attachment entitled "CPFF Task Order Rates and Supporting Information Requirements." Seller's estimated FCCOM on Seller's labor cost shall be the sum of the estimated FCCOM costs calculated for each proposed labor category. The estimated FCCOM for each proposed labor category shall be determined by multiplying the estimated number of direct labor hours (in whole numbers) by the respective FCCOM hourly rate set forth in the Section J attachment entitled "CPFF Task Order Rates and Supporting Information Requirements." The estimated fixed fee of each task order shall be the sum of the fixed fees calculated for each proposed cost base (labor, subcontracts and ODC). The fixed fee calculated for each proposed cost base shall be determined by multiplying the estimated cost (excluding FCCOM) by the respective fee rate set forth in the Section J attachment entitled "CPFF Task Order Rates and Supporting Information Requirements."

                                                                   Page 39 of 48
[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company   PURCHASE CONTRACT NUMBER: 4400078647

      c. Task Order Issuance. Each Buyer-issued task order will specify the following elements: (1) a description of the effort to be performed (Statement of Work (SOW)). The LOE task order SOW will describe the required work scope in general terms only; (2) a specified level-of-effort (LOE). The specified LOE will indicate the MINIMUM quantity of total direct labor hours to be expended by Seller, the direct labor categories to be utilized in performing the task order and other LOE definition, as applicable; (3) a task order period of performance (stated time period) specifying beginning and ending dates that Seller shall devote the specified LOE; (4) estimated costs, including AODC plus its associated indirect costs, FCCOM and fixed fee for the task order; the estimated cost (fully-burdened with G&A) will breakout total labor cost, subcontract cost (if applicable) and ODC (if applicable); fixed fee and FCCOM will be broken out by its respective cost base, (e.g., labor, subcontracts, ODC); (5) SDRL Item(s) or other deliverable data; (6) a statement that the task order is either fully-funded or incrementally-funded; if incrementally funded, the task order will include the allotted funding and estimated funding expiration date; and (7) any applicable Cost Account (CA) and/or Cost Charge Numbers (CCN).

      d. Task Order Acceptance. Within ten (10) calendar days of receipt of the task order, Seller shall submit a written notice of task order acceptance. Seller's written notice may be in the form of an e-mail, fax, or other appropriate means of written correspondence. Each task order and amendment thereto accepted by the Seller shall be deemed to be incorporated into this contract by reference. Failure of the Seller to provide written acceptance of the task order to the Buyer's authorized Procurement Agent shall be considered Seller's non-acceptance of the task order.

      e. Task Order Performance. Seller's acceptance of a task order obligates it to devote the specified level of effort for the stated period of time set forth by the task order subject to the provisions of the "Limitation of Cost" or "Limitation of Funds" clause, as applicable to the task order. Seller agrees to diligently perform the specified LOE and provide all required reports and other required deliverables within the stated period of performance and estimated cost of each task order. The Seller shall continually evaluate the specified LOE and recommend to the Buyer any changes which are beneficial in attaining the overall objectives of the task order. In expending the specified LOE, the Seller shall promptly notify the Buyer's authorized Procurement Agent, in writing, when there is an indication of premature exhaustion, or under-expenditure of specified LOE before the period of performance end-date (expiration date) of the task order.

      f. Trading Hours and Costs Between Direct Labor Cost Bases. Within the specified LOE limitations of the task order as applicable, during task order performance, the Seller may trade direct labor hours between specified direct labor categories to better achieve the task order objectives provided the minimum quantity of specified LOE hours are furnished and the total task order CPFF is not exceeded. The Seller shall promptly notify the Buyer's authorized Procurement Agent, in writing, when there is an indication of LOE cost underrun as a result of utilizing a cheaper labor mix than originally estimated. Upon such notification from the Seller, the Buyer may unilaterally direct the Seller to utilize a richer labor mix provided the task order CPFF is not exceeded.

      g. Under-Expended ODC, Material/Subcontract Costs. The Seller shall promptly notify the Buyer's authorized Procurement Agent, in writing, when there is an indication of under-expended (an underrun of) specified ODC, material and subcontract costs. Upon such notification from the Seller, the Buyer may unilaterally direct the Seller to convert under-expended ODC/subcontract/material costs to specified LOE costs by decreasing the specified task order ODC/subcontract/material costs and adding specified LOE hours/costs such that the net change does not increase the task order CPFF.

      h. Specified LOE Hours Shortfall. If the Seller cannot expend the specified LOE (minimum quantity of direct labor hours) required by the authorized task order without exceeding the estimated cost (e.g., Seller spends a richer labor mix than originally estimated), it shall submit a written cost overrun proposal to the Buyer's authorized Procurement Agent. The Seller shall not exceed the estimated cost established in the authorized task order unless it receives written notification increasing this estimated cost from the Buyer's authorized Procurement Agent. Any such increase in the estimated cost of the task order shall be considered a cost overrun and the fee for authorized task order shall not be changed as a result thereof.

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company   PURCHASE CONTRACT NUMBER: 4400078647

      i. Accelerated Performance/Early Completion. In the performance of the task order, Seller shall control fluctuations in expended LOE to avoid early exhaustion of specified effort and associated estimated cost before the specified period of performance end-date (expiration date) of the task order. Seller may however, submit a written request for acceleration of expenditure of LOE before the expiration date of the task order. If such request is approved by the Buyer's authorized Procurement Agent, the accelerated performance resulting in a revised task order expiration date shall be without increase in fee and the revised expiration date shall be formalized by task order amendment. Seller shall not prematurely expend task order LOE before the task order expiration date or incur task order expenses after the specified, period of performance end-date (expiration date) of the task order unless authorized in writing by the Buyer's authorized Procurement Agent.

      j. Recording of Each Task Order in Sections B and J. All definitive task order values (latest amended values only) shall be recorded in the table set forth in Section B for the CPFF task order CLIN. This "task order value" is the task order estimated cost, FCCOM and CPFF. In addition, each definitive task order number, task order amendment number and corresponding effectively date of the task order shall be listed in contract Section J.

      k. Task Order Funding. No task order shall be issued under this clause until sufficient funds are allotted to cover the work. Incremental funding of task order(s) shall be governed by provisions of the "Limitation of Funds" clause. The Limitation of Cost Clause (or Limitation of Funds Clause if the task order is incrementally funded) shall apply to each task order and not the accumulative costs (or funding) of each task order issued under this clause.

      l. Final Technical Report. Seller agrees to set aside a sufficient amount of funds from each task order to prepare and submit to Buyer a comprehensive final technical report (minimum of 500 words) at the end of the task order period of performance. If the Seller fails to set aside these funds and expends all the estimated costs provided by the task order before delivering the final technical report, the Seller agrees to provide this report at no additional cost to Buyer. If no final report is specified for a given task order, then this requirement is self-deleting for that task order.

      m. No Obligation to Issue Task Order. Buyer is not obligated to issue any task orders under this clause. The number and total dollar value of each task order issued under this clause is unlimited provided the SOW for each task order is within the general work scope of the "Task Order" clause defined in Section C.

      n. Contract/Task Order Period-of-Performance. In no event shall the period of performance of any task order extend beyond the overall period of performance of the CPFF task order CLIN specified in Section F.

      o. Unilateral Task Order Changes. Buyer is authorized to unilaterally change the SOW, period of performance or specified LOE of any authorized task order. As a result of issuing any such unilateral change by the Buyer's authorized Procurement Agent, the task order shall be subject to equitable adjustment pursuant to the provisions of the Change Order Clause. Any such equitable adjustment in task order CPFF shall utilize the fee rate(s) set forth in the Section J attachment entitled "CPFF Task Order Rates and Supporting Information Requirements."

      p. Task Order Payment. Buyer shall pay Seller its reimbursable costs pursuant to the "Allowable Cost and Payment" clause, and the task order fixed fee in accordance with the Section H clause entitled "CPFF Task Order Acceptance - Certification of Utilization of Hours," and the Section H clause entitled "Payment of Fixed Fee - CPFF Task Orders (LOE)."

      q. Financial Reporting. Seller shall report cost account data to Buyer for each task order in accordance with the financial reporting requirements specified elsewhere in this contract.

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
               INTERNATIONAL CORPORATION
               An Employee-Owned Company          PAGE 41 OF 48, REV. A (SA-002)
                                                                (APRIL 30, 2004)

H.18 CPFF TASK ORDER ACCEPTANCE - CERTIFICATION OF UTILIZATION OF HOURS (CLIN 0006 ONLY)

      a. Upon expiration of the task order, the Seller shall submit a "Certificate of Utilization of Hours" indicating that it has expended all hours (specified LOE) required by the task order. This certification shall be signed and dated by an individual who is authorized to commit the Seller. The Buyer shall have the right to examine the Seller's records for the purpose of verifying the number of utilized direct labor hours

      b. The Certification referred to above shall be submitted in essentially the following format:

                       CERTIFICATE OF UTILIZATION OF HOURS

                  I HEREBY CERTIFY THAT (Seller's name) UTILIZED A TOTAL OF ____ DIRECT LABOR HOURS CONSISTING OF THE SELLER'S LABOR CATEGORIES AND CONTRACT EFFORT SET FORTH IN TASK ORDER NO.______________________________ ISSUED UNDER CONTRACT
                  NO.______________________.

                        Date of Execution: _____________________________________
                        Signature: _____________________________________________
                        Typed Name & Title: ____________________________________

      c. Within thirty (30) days after receipt of the "Certificate of Utilization of Hours" the Buyer shall indicate its acceptance or non-acceptance of this certificate and the task order effort.

H.19  AUTHORIZATION AND ADMINISTRATION OF CPFF COMPLETION TASK ORDERS (CLIN 0006
      ONLY)

      a. Task Order Proposal Preparation. When requested by Buyer's authorized Procurement Agent, Seller shall prepare and submit a task order proposal. The task order proposal shall contain a detailed technical description of the effort to be performed under the task order, the number of direct labor hours proposed for each direct labor category, and all Additional Other Direct Costs (AODCs) and its associated indirect costs proposed for the proposed task order. A "direct labor hour" is defined as a hour of labor performed (or estimated to be performed) by direct charge personnel and expended (or estimated to be expended) in accomplishing the task order. In preparing the task order proposal, and for purposes of establishing a proposed total estimated cost, FCCOM and fixed fee, Seller shall use the hourly rates and fee factors set forth in the attachment listed in Section J entitled "CPFF Task Order Rates and Supporting Information Requirements." Seller shall also provide to Buyer with each task order proposal the support information set forth in this attachment. Upon receipt/evaluation of the task order proposal, Buyer's authorized Procurement Agent may issue a bilateral task order to Seller for Seller's acceptance. The task order will be serially numbered, dated and signed by the Buyer's authorized Procurement Agent.

      b. Estimated Task Order Costs/Calculations for Preparing Task Order Proposals. The estimated cost (fully-burdened with G&A, excluding FCCOM) of each task order shall be the sum of the following cost bases: labor cost, subcontract cost (if applicable) and ODC (if applicable). Seller's estimated labor cost (excluding FCCOM) shall be the sum of the estimated labor costs calculated for each proposed labor category. The estimated labor cost (excluding FCCOM) for each proposed labor category shall be determined by multiplying the estimated number of direct labor hours (in whole numbers only) by the respective loaded labor rate. The "loaded labor rate" is the hourly rate set forth in the Section J attachment entitled "CPFF Task Order Rates and Supporting Information Requirements." Seller's estimated FCCOM on Seller's labor cost shall be the sum of the estimated FCCOM costs calculated for each proposed labor category. The estimated FCCOM for each proposed labor category shall be determined by multiplying the estimated number of direct labor hours (in whole numbers) by the respective FCCOM hourly rate set forth in the Section J attachment entitled "CPFF Task Order Rates and Supporting Information Requirements." The estimated fixed fee of each task order shall be the sum of the fixed fees calculated for each proposed cost base (labor, subcontracts and ODC). The fixed fee calculated for each proposed cost base shall be determined by multiplying the estimated cost (excluding FCCOM) by the respective fee rate set forth in the Section J attachment entitled "CPFF Task Order Rates and Supporting Information Requirements."

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company   PURCHASE CONTRACT NUMBER: 4400078647

      c. Task Order Issuance. Each Buyer-issued task order will specify the following elements: (1) a description of the effort to be performed (Statement of Work (SOW)). The Completion-type task order SOW will describe the required work scope by stating a definite goal or target and by specifying an end-product; (2) a milestone schedule and/or delivery schedule; (3) a task order period of performance (stated time period) specifying beginning and ending dates that Seller shall perform and complete the task order; (4) estimated costs, including AODC plus its associated indirect costs, FCCOM and fixed fee for the task order; the estimated cost (fully-burdened with G&A) will breakout total labor cost, subcontract cost (if applicable) and ODC (if applicable); fixed fee and FCCOM will be broken out by its respective cost base, (e.g., labor, subcontracts, ODC); (5) SDRL Item(s), if applicable; (6) a statement that the task order is either fully-funded or incrementally-funded; if incrementally funded, the task order will include the allotted funding and estimated funding expiration date; and (7) any applicable Cost Account (CA) and/or Cost Charge Numbers (CCN).

      d. Task Order Acceptance. Within ten (10) calendar days of receipt of the task order, Seller shall submit a written notice of task order acceptance. Seller's written notice may be in the form of an e-mail, fax, or other appropriate means of written correspondence. Each task order and amendment thereto accepted by the Seller shall be deemed to be incorporated into this contract by reference. Failure of the Seller to provide written acceptance of the task order to the Buyer's authorized Procurement Agent shall be considered Seller's non-acceptance of the task order.

      e. Task Order Performance. Seller's acceptance of a task order obligates it to complete all the effort set forth by the task order subject to the provisions of the "Limitation of Cost" or "Limitation of Funds" clause, as applicable to the task order.

      f. Under-Expended ODC, Material/Subcontract Costs. The Seller shall promptly notify the Buyer's authorized Procurement Agent, in writing, when there is an indication of under-expended (an underrun of) specified ODC, material and subcontract costs. Upon such notification from the Seller, the Buyer may unilaterally direct the Seller to convert under-expended ODC/subcontract/material costs to additional work tasks by decreasing the specified task order ODC/subcontract/material costs and adding work tasks and associated additional costs such that the net change does not increase the task order CPFF.

      g. Unable to Complete Work. If the Seller cannot complete the definite work goals, targets and/or deliverables required by the authorized task order without exceeding the estimated cost, it shall submit a written cost overrun proposal to the Buyer's authorized Procurement Agent that successfully completes the task order. The Seller shall not exceed the estimated cost established in the authorized task order unless it receives written notification increasing this estimated cost from the Buyer's authorized Procurement Agent. Any such increase in the estimated cost of the task order shall be considered a cost overrun and the fee for authorized task order shall not be changed as a result thereof.

      h. Accelerated Performance/Early Completion. In the performance of the task order, Seller shall coordinate with Buyer any accelerated performance or early deliveries.

      i. Recording of Each Task Order in Sections B and J. All definitive task order values (latest amended values only) shall be recorded in the table set forth in Section B for the CPFF task order CLIN. This "task order value" is the task order estimated cost, FCCOM and CPFF. In addition, each definitive task order number, task order amendment number and corresponding effectively date of the task order shall be listed in contract Section J.

      j. Task Order Funding. No task order shall be issued under this clause until sufficient funds are allotted to cover the work. Incremental funding of task order(s) shall be governed by provisions of the "Limitation of Funds" clause. The Limitation of Cost Clause (or Limitation of Funds Clause if the task order is incrementally funded) shall apply to each task order and not the accumulative costs (or funding) of each task order issued under this clause.

      k. No Obligation to Issue Task Order. Buyer is not obligated to issue any task orders under this clause. The number and total dollar value of each task order issued under this clause is unlimited provided

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 43 OF 48, REV. A (SA-002)
                                                                (APRIL 30, 2004)

            the SOW for each task order is within the general work scope of the "Task Order" clause defined in Section C.

      c. Contract/Task Order Period-of-Performance. In no event shall the period of performance of any task order extend beyond the overall period of performance of the CPFF task order CLIN specified in Section F.

      d. Unilateral Task Order Changes. Buyer is authorized to unilaterally change the SOW including goals/targets, period of performance, or delivery/performance schedule of any authorized task order. As a result of issuing any such unilateral change by the Buyer's authorized Procurement Agent, the task order shall be subject to equitable adjustment pursuant to the provisions of the Change Order Clause. Any such equitable adjustment in task order CPFF shall utilize the fee rate(s) set forth in the Section J attachment entitled "CPFF Task Order Rates and Supporting Information Requirements."

      e. Task Order Payment. Buyer shall pay Seller its reimbursable costs pursuant to the "Allowable Cost and Payment" clause, and the task order fixed fee in accordance with the Section H clause entitled "CPFF Task Order Acceptance -- Certification of Completion," and the Section H clause entitled "Payment of Fixed Fee - CPFF Task Orders (Completion)."

      f. Financial Reporting. Seller shall report cost account data to Buyer for each task order in accordance with the financial reporting requirements specified elsewhere in this contract.

H.20  CPFF TASK ORDER ACCEPTANCE - CERTIFICATION OF COMPLETION (CLIN 0006 ONLY)

      a. Upon completion of the authorized task order, the Seller shall submit a "Certificate of Completion" indicating that it has successfully completed the stated goals, targets and end-product deliveries of the Statement of Work required by the task order. This certification shall be signed and dated by an individual who is authorized to commit the Seller.

      b. The Certification referred to above shall be submitted in essentially the following format:

                            CERTIFICATE OF COMPLETION

                  I HEREBY CERTIFY THAT (Seller's name) COMPLETED ALL THE REQUIREMENTS SET FORTH IN TASK ORDER NO.____________________________ ISSUED UNDER CONTRACT
                  NO.______________________. I FURTHER CERTIFY THAT THE GOODS AND/OR SERVICES ARE THE QUALITY SPECIFIED AND ARE IN ALL RESPECTS IN COMPLIANCE WITH THE CONTRACT REQUIREMENTS, INCLUDING SPECIFICATIONS AND/OR DRAWINGS, PACKAGING, PACKING AND MARKING REQUIREMENTS AND IN THE QUALITY REQUIRED BY THE CONTRACT.

                        Date of Execution: _____________________________________
                        Signature: _____________________________________________
                        Typed Name & Title: ____________________________________

      d. Within thirty (30) days after receipt of the "Certificate of Completion" the Buyer shall indicate its acceptance or non-acceptance of this certificate and the task order effort.

H.21  LOWER TIER SUBCONTRACTING

      a. The Seller shall identify Lower Tier Subcontracts or Purchase Orders issued to other consolidated business units of SAIC. SAIC consolidated business units are identified by the following names
            (DBA) and federal tax identification numbers:

            1. Science Applications International Corporation (SAIC) Tax ID - 95-3630868

            2.    Hicks and Associates Tax ID- 54-1394778

            3.    Telecordia Technologies, Inc. Tax ID- 22-2478398

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 44 OF 48, REV. A (SA-002)
                                                                (APRIL 30, 2004)

      b. Seller shall furnish to the Buyer the following information upon issuance of a subcontract or purchase order or modification of the same:

                1.    Subcontractor Issuing Subcontract or Purchase Order to
                      SAIC:

                2.    Subcontract/Purchase Order number Issued to SAIC and
                      Value:

                3.    SAIC Contact Name/Phone #:

      c. The Seller shall ensure the flow down of this provision to all lower tier subcontractors. Each lower tier Subcontractor is required to submit this information to the next level for consolidation.

H.22  ASSIGNMENT PROVISION

      a. Notwithstanding any other provisions herein, Boeing reserves the unilateral right to direct SAIC to assign to Boeing any or all of SAIC's subcontract with iRobot related to the Small Unmanned Ground Vehicle (SUGV). SAIC and iRobot hereby irrevocably waives any objection to such assignment, and agrees to promptly cooperate with Boeing to effect an assignment upon receipt of such direction from Boeing. SAIC and iRobot hereby agree that in the event Boeing directs such assignment to occur, all of iRobot's rights, obligations and duties under the assignment shall be for and/or inure to the benefit of Boeing. iRobot's sole recourse with respect to any such rights, duties and obligations shall be to Boeing, and SAIC thereafter shall have no responsibility or liability whatsoever arising under or relating to such assignment.

H.23  SPECIAL TERMINATION LIABILITY

      a. "SPECIAL TERMINATION COSTS," AS USED IN THIS CLAUSE, MEANS ONLY COSTS IN THE FOLLOWING CATEGORIES:

        (1) SEVERANCE PAY:

            (A) SEVERANCE PAY, ALSO COMMONLY REFERRED TO AS DISMISSAL WAGES, IS A PAYMENT IN ADDITION TO REGULAR SALARIES AND WAGES BY CONTRACTORS TO WORKERS WHOSE EMPLOYMENT IS BEING INVOLUNTARILY TERMINATED. PAYMENTS FOR EARLY RETIREMENT INCENTIVE PLANS ARE NOT COVERED IN THIS CLAUSE.

            (B) SEVERANCE PAY TO BE ALLOWABLE MUST MEET THE GENERAL ALLOWABILITY CRITERIA IN PARAGRAPH (i) OF THIS SUBSECTION, AND, DEPENDING UPON WHETHER THE SEVERANCE IS NORMAL OR ABNORMAL, CRITERIA IN PARAGRAPH (ii) FOR NORMAL SEVERANCE PAY OR PARAGRAPH (iii) FOR ABNORMAL SEVERANCE PAY ALSO APPLY. IN ADDITION, PARAGRAPH (ii) OF THIS SUBSECTION APPLIES IF THE SEVERANCE COST IS FOR FOREIGN NATIONALS EMPLOYED OUTSIDE THE UNITED STATES.

                  (i) SEVERANCE PAY IS ALLOWABLE ONLY TO THE EXTENT THAT, IN EACH CASE, IT IS REQUIRED BY

                        (aa)LAW;

                        (bb)EMPLOYER-EMPLOYEE AGREEMENT;

                        (cc)ESTABLISHED POLICY THAT CONSTITUTES, IN EFFECT,
                            AN IMPLIED AGREEMENT ON SELLER'S PART; OR

                        (dd)CIRCUMSTANCES OF THE PARTICULAR EMPLOYMENT

                        PAYMENTS MADE IN THE EVENT OF EMPLOYMENT WITH A REPLACEMENT CONTRACTOR WHERE CONTINUITY OF EMPLOYMENT WITH CREDIT FOR PRIOR LENGTH OF SERVICE IS PRESERVED UNDER SUBSTANTIALLY EQUAL CONDITIONS OF EMPLOYMENT, OR CONTINUED EMPLOYMENT BY SELLER AT ANOTHER FACILITY, SUBSIDIARY, AFFILIATE, OR PARENT COMPANY OF SELLER ARE NOT SEVERANCE PAY AND ARE UNALLOWABLE.

                  (ii) ACTUAL NORMAL TURNOVER SEVERANCE PAYMENTS SHALL BE ALLOCATED TO ALL WORK PERFORMED IN SELLER'S PLANT, OR IF SELLER PROVIDES FOR ACCRUAL OF PAY FOR NORMAL SEVERANCES, THAT METHOD WILL BE ACCEPTABLE IF THE AMOUNT OF THE ACCRUAL IS REASONABLE IN LIGHT OF PAYMENTS ACTUALLY MADE FOR NORMAL SEVERANCES OVER A REPRESENTATIVE PAST PERIOD AND IF AMOUNTS ACCRUED ARE ALLOCATED TO ALL WORK PERFORMED IN SELLER'S PLANT.

                                            PURCHASE CONTRACT NUMBER: 4400078647
[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company       PAGE 44 A OF 48, REV. B (SA-006)
                                                                (MARCH 31, 2005)

                  (iii) Abnormal or mass severance pay is of such a conjectural nature that measurement of costs by means of an accrual will not achieve equity to Buyer and Seller. Thus, accruals for this purpose are not allowable. However, Buyer recognizes its obligation to participate, to the extent of its fair share, in any specific payment. Thus, allowability will be considered on a case-by-case basis.

            (2) "Reasonable costs continuing after termination" - Despite all reasonable efforts by Seller, costs that cannot be discontinued immediately after the effective date of termination are generally allowable. However, any costs continuing after the effective date of the termination due to the negligent or willful failure of Seller to discontinue the costs shall be unallowable.

            (3) "Settlement of expenses" - Settlement expenses, including the following, are generally allowable:

                  (A) Accounting, legal, clerical, and similar costs reasonably necessary for

                        (i) The preparation and presentation, including supporting data, of settlement claims to Buyer; and

                        (ii)  The termination and settlement of subcontracts

                  (B) Reasonable costs for the storage, transportation, protection, and disposition of property acquired or produced for this contract.

                  (C) Indirect costs related to salary and wages incurred as settlement expenses in paragraphs (A) and (B); normally, such indirect costs shall be limited to payroll taxes, fringe benefits, occupancy costs, and immediate supervision costs. If settlement expenses are significant, a cost account or work order shall be established to separately identify and accumulate them.

            (4) Costs in paragraphs, a (1), (2), and (3) of this clause to which subcontractors may be entitled in the event of termination.

      b. Notwithstanding the Limitation of Cost/Limitation of Funds article of this contract, Seller shall not include in its estimate of costs incurred or to be incurred any amount for special termination costs to which Seller may be entitled in the event this contract is terminated.

      c. Seller agrees to perform this contract in such a manner that Seller's claim for special termination costs will not exceed the amounts specified below:

Army Fiscal Year*:
 ($ in millions)                  2004       2005         2006         2007        2008
-----------------------------   ---------  ----------   ----------   ----------  ----------
Special Termination Liability:  $ 400,000  $1,250,000   $1,500,000   $1,425,000  $1,050,000

Army Fiscal Year*:
 ($ in millions)                  2009      2010      2011      2012      2013
------------------------------  --------  --------  --------  --------  -------
Special Termination Liability:  $775,000  $525,000  $545,000  $425,000  $50,000

(*) Army Fiscal Year is October 1 through September 30.

      d. Buyer shall have no obligation to pay Seller any amount for special termination costs in excess of these amounts. Periodic negotiations and adjustments of these amounts reserved for special termination costs will be accomplished as requested by Buyer.

      e. In the event of termination, this clause shall not be construed as affecting the allow-ability of special termination costs in any manner other than limiting the maximum amount of the costs payable by Buyer.

      e. This clause shall remain in full force and effect until this contract, excluding task orders, is fully funded.

                                END OF SECTION H

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 45 OF 48, REV. A (SA-004)
                                                            (SEPTEMBER 02, 2004)

The following are the General Provisions of this contract.

I.1   IDS COMMON TERMS AND CONDITIONS GUIDE

      a. All reference within the following Terms and Conditions to The Boeing Company or Buyer, shall be considered as SAIC for the purpose of this subcontract only and in no way sets a precedence for any other subcontracts Seller may currently have or enter into in the future with The Boeing Company or SAIC.

      b. The following contract clauses are incorporated by reference from the IDS Common Terms and Conditions Guide and apply to the extent indicated. These contract clauses can be accessed on the Internet via the following pathway:

            Enter: "http://www.boeing.com/companyoffices/doingbiz/sccommon/flash
                   .html"

            Select: "terms and conditions", then the applicable "Section" to view the clause

Clause                                Title                                       Date
------                                -----                                       ----
GP4      The Boeing Company, General Provisions (Cost
         Reimbursement Contract Under Government Prime Contract) GP4             5/01/02

2003     Reporting of Discrepancies in Buyer Drawings                           10/15/02

2005     Technical Direction (R&D)                                              10/15/02

2006     Right to Use Technical Information                                     10/15/02

2011     Surveillance and Written Technical Direction                           10/15/02

3003     Seller Compliance with Occupational Safety & Health
         Act of 1970                                                            10/15/02

3006     Audit Rights                                                           10/15/02

3008     Buyer Audit Rights for Option Pricing of Follow-on Contracts           10/15/02

3009     Government - Furnished Property (GFP)                                  10/15/02

3010     Use of Government Production and Research Property
         (Industrial Facilities, Special Tooling, and Special Test Equipment)   10/15/02

3011     Limitation of Buyer's Obligation                                       10/15/02

3024     Special Tooling                                                        10/15/02

3028     Rent-Free Use of Government Facilities Not Authorized                  10/15/02

3032     Special Test Equipment - Title                                         10/15/02

3042     Buyer Furnished Property                                               10/15/02

3049     Prime Contract Flowdown Provisions                                     10/15/02

3068     Government Property Control                                            05/06/04

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company   PURCHASE CONTRACT NUMBER: 4400078647

4004     Additional General Provisions (Labor Hour/Time and
         Material Contract, Cost Reimbursement Contract Under
         Government Contract, Contract Labor)                     10/15/02

5068     DAAE07-03-9-F001 Future Combat Systems (FCS) System
         Development and Demonstration (SDD) Agreement            7/15/03

      c. Changes/Clarifications. The following changes and clarifications apply to the clauses listed in above Section I.1a:

            (1) Clause 2005. The Technical Representative referenced by this clause is named in Section G.9

            (2)   Clause GP4 and the following Article(s):

                  a. Article 24 is deleted in its entirety and replaced with the following:

                  24. CONFIDENTAL, PROPRIETARY, AND TRADE SECRET INFORMATION AND ITEMS. Buyer and Seller shall each keep confidential and protect from unauthorized use and disclosure all (a) confidential, proprietary and/or trade secret information; (b) tangible items and software containing, conveying or embodying such information; and (c) tooling identified as being subject to this article and obtained, directly or indirectly, from the other in connection with this contract or other agreement referencing this contract (collectively referred to as a "Proprietary Information and Materials"). Buyer and Seller shall each use Proprietary Information and Materials of the other only in the performance of and for the purpose of this contract and/or any other agreement referencing this contract. However, despite any other obligations or restrictions imposed by this article, Buyer shall have the right to use, disclose and reproduce Seller's Proprietary Information and Materials, and make derivative works thereof, for the purposes of testing, certification, use, sale or support of any goods delivered under this contract or any other agreement referencing this contract. Any such use, disclosure, reproduction or derivative work by Buyer shall, whenever appropriate, include a restrictive legend suitable to the particular circumstances. The restrictions on disclosure or use of Proprietary Information and Materials by Seller shall apply to all materials derived by Seller or others from Proprietary Information and Materials provided by Buyer. Upon Buyer's request at any time, and in any event upon the completion, termination or cancellation of this contract, Seller shall return to Buyer all of Buyer's Proprietary Information and Materials and all materials derived there from, unless specifically directed otherwise in writing by Buyer. Seller shall not, without the prior written authorization of Buyer, sell or otherwise dispose of (as scrap or otherwise) any parts or other materials containing, conveying, embodying or made in accordance with or by reference to any Proprietary Information and Materials of Buyer. Prior to disposing of such parts or other materials as scrap, Seller shall render them unusable. Buyer shall have the right to audit Seller's compliance with this article. Seller may disclose Proprietary Information and Materials of Buyer to its subcontractors as required for the performance of this contract, provided that each such subcontractor first agrees in writing to the same obligations imposed upon Seller under this article relating to Proprietary Information and Materials. Seller shall be liable to Buyer for any breach of such obligation by such subcontractor. The provisions of this article are effective in lieu of any restrictive legends or notices applied to Proprietary Information and Materials. The provisions of this article shall survive the performance, completion, termination or cancellation of this contract.

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company         PAGE 47 OF 48, REV. A (SA-004)
                                                            (SEPTEMBER 02, 2004)

            (1)   Clause 5068.

                     a. Paragraph (a)(10)52.227-12 Patent Rights is deleted in its entirety:

                           (a)(10) 52.227-12 Patent Rights - Retention by the Contractor (Long Form) (JAN 1997). This clause applies only if this contract is for experimental, developmental, or research work and Seller is not a small business or nonprofit organization.

                     b. Paragraph(c)Cost Accounting Standards, paragraphs (1) and (2) are deleted in their entirety:

                              (1) (Applicable if this contract incorporates
                           clause 3050) The version of FAR 52.230-2, Cost Accounting Standards, incorporated by clause 3050 is the version dated April 1998.

                              (2)(Applicable if this contract incorporates
                           clause 3051). The version of FAR 52.230-3, Disclosure and Consistency of Cost Accounting Practices, incorporated by clause 3051 is the version dated April 1998.

            (2)   Clause 3068

                        a. Section H.1.b. is amended to add "SAIC" between "Boeing" and "U.S. Government

I.2   ADDITIONAL FULL-TEXT PROVISIONS

      The following additional full-text provisions apply to this contract:

                                   None

                                END OF SECTION I

                                            PURCHASE CONTRACT NUMBER: 4400078647

[SAIC (R) LOGO] SCIENCE APPLICATIONS
                INTERNATIONAL CORPORATION
                An Employee-Owned Company       PAGE 48 A OF 48, REV. C (SA-006)
                                                                (MARCH 31, 2005)

EXHIBIT/
ATTACH. #                       DOCUMENT TITLE                                         DATE
---------                       --------------                                         ----
J-11        List of Hazardous Materials to be delivered under this subcontract       Reserved

J-12        FCS SDD Program Plan Summary (Version 1.0X)                            17 MAR 2005

J-13        Task Instructions                                                      06 FEB, 2004

J-14        DARPA-CG-228 "Security Classification Guide,
            Objective Force-Future Combat Systems"   (to be provided
            under separate cover)                                                  28 MAR. 2003

J-15        CPFF Task Order Rates and Supporting Information                     See Attached FPR
            Requirements                                                        Proposal Submittal

J-16        Contract Delivery/Performance Schedule                                 25 MAR 2005

J-17        Subcontractor Property Administration Requirements                     08 OCT. 2003
            For Subcontractors Without An Approved System

J-18        Reserved                                                                 Reserved

J-19        FCS One Team (ADR) Alternate Dispute Resolution Memorandum
            of Agreement                                                          Draft 04/12/04

                                END OF SECTION J
                                 END OF CONTRACT